UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2021

Date of reporting period: November 30, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

NOV    11.30.21

ANNUAL REPORT

AB ALL CHINA EQUITY PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All China Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 1

ANNUAL REPORT

January 5, 2022

This report provides management’s discussion of fund performance for the AB All China Equity Portfolio for the annual reporting period ended November 30, 2021.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2021 (unaudited)

	6 Months	12 Months

AB ALL CHINA EQUITY PORTFOLIO

Class A Shares	-15.12%	-8.30%

Advisor Class Shares[1]	-15.00%	-8.07%

MSCI China All Shares Index (net)	-14.64%	-7.89%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) China All Shares Index (net), for the six- and 12-month periods ended November 30, 2021.

All share classes of the Fund underperformed the benchmark for the six- and 12-month periods ended November 30, 2021, before sales charges. Lingering effects of the pandemic have delayed a recovery in consumer industries, such as travel and restaurants, and uncertainty about the real estate market undermined a number of the Fund’s holdings. However, companies benefiting from structural transformation, such as renewable energy businesses, and high-quality consumer staples names showed resilience, contributing positively to the Fund’s performance.

During the 12-month period, stock selection within the technology and health-care sectors detracted, relative to the benchmark, while selection in industrials and consumer discretionary contributed. During the six-month period, stock selection within the technology and consumer-discretionary sectors detracted, while selection in consumer staples and utilities contributed.

The Fund did not utilize derivatives during either period.

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MARKET REVIEW AND INVESTMENT STRATEGY

Chinese equities fell during both the six- and 12-month periods ended November 30, 2021. Slowing economic growth, the government’s growth-constraining zero-COVID strategy, instability in the real estate market and regulatory restrictions on “new economy” businesses combined to fuel investor anxiety.

While this risk-averse environment has generated headwinds for the Fund over the past year, it has also created opportunities for the Fund’s Senior Investment Management Team to identify attractive opportunities trading at compelling prices, particularly as Chinese companies continue to benefit from the ongoing global economic reopening and structural changes in the Chinese economy’s growth drivers.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, at least 80% of the Fund’s net assets in a portfolio of equity securities of companies economically tied to the People’s Republic of China (“China”) (including Hong Kong). A company is considered to be economically tied to China if it: (i) is domiciled or organized in China; (ii) has securities that are traded principally in China; or (iii) conducts a substantial part of its economic activities in China. Equity securities may include common stocks, preferred stocks, the equity securities of real estate investment trusts, depositary receipts and derivative instruments related to equity securities. The Adviser expects to invest Fund assets both in shares of companies that trade on the Shanghai Stock Exchange or the Shenzhen Stock Exchange (“China A shares”) and shares of companies economically tied to China that trade in Hong Kong or outside of China.

The Adviser believes that, over time, securities that are undervalued by the market relative to their long-term earnings power can provide high returns. The Adviser utilizes fundamental analysis and its quantitative models to attempt to identify these securities for investment by the Fund, attempting to balance factors relating to valuation, company quality and investor sentiment, and will seek to build a portfolio that delivers attractive risk-adjusted returns.

The Adviser may, but frequently will not, hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives. The Fund is “non-diversified”.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI China All Shares Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI China All Shares Index (net) captures large- and mid-cap representation across China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings (e.g., American depositary receipts). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. Investments in emerging-market countries such as China may involve more risk than investments in developed countries because the markets in emerging-market countries are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support.

China/Single Country Risk: Investments in issuers located in a particular country or geographic region may have more risk because of particular market factors affecting that country or region, including political instability, geopolitical risks or unpredictable economic conditions. Risks of investments in securities of companies in China include the volatility of the Chinese stock market, heavy dependence on exports, which may be affected adversely by trade barriers or disputes or may decrease, sometimes

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DISCLOSURES AND RISKS (continued)

significantly, when the world economy weakens, and the continuing importance of the role of the Chinese government, which may take actions that affect economic and market practices. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. Investments in China A shares are subject to quotas that may restrict daily trading and to additional risks that could affect liquidity compared to investments in companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the US economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in equity securities denominated in foreign currencies or reduce the Fund’s returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Depositary Receipts Risk: Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

7/25/20181 TO 11/30/2021

This chart illustrates the total value of an assumed $10,000 investment in AB All China Equity Portfolio Class A shares (from 7/25/20181 to 11/30/2021) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 7/25/2018.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-8.30%	-12.21%

Since Inception[1]	4.65%	3.31%

ADVISOR CLASS SHARES[2]

1 Year	-8.07%	-8.07%

Since Inception[1]	4.92%	4.92%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.56% and 1.31% for Class A and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs, to 1.50% and 1.25% for Class A and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 28, 2022, and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s covered operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 7/25/2018.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-18.38%

Since Inception[1]	2.75%

ADVISOR CLASS SHARES[2]

1 Year	-14.63%

Since Inception[1]	4.29%

1	Inception date: 7/25/2018.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$848.80	$6.72	1.45%
Hypothetical**	$1,000	$1,017.80	$7.33	1.45%
Advisor Class
Actual	$1,000	$850.00	$5.57	1.20%
Hypothetical**	$1,000	$1,019.05	$6.07	1.20%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 11

PORTFOLIO SUMMARY

November 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $187.3

1	All data are as of November 30, 2021. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

November 30, 2021 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Tencent Holdings Ltd.	$15,189,204	8.1%

Alibaba Group Holding Ltd.	8,540,485	4.6

Contemporary Amperex Technology Co., Ltd. – Class A	6,847,580	3.7

Shanghai Putailai New Energy Technology Co., Ltd. – Class A	5,133,225	2.7

Li Ning Co., Ltd.	4,880,522	2.6

Wuxi Lead Intelligent Equipment Co., Ltd. – Class A	4,231,884	2.3

Great Wall Motor Co., Ltd. – Class H	4,013,854	2.1

Anhui Yingjia Distillery Co., Ltd. – Class A	3,955,360	2.1

GoerTek, Inc. – Class A	3,953,971	2.1

JD.com, Inc. – Class A & (ADR)	3,734,494	2.0

	$60,480,579	32.3%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

November 30, 2021

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.6%
Consumer Discretionary – 22.2%
Auto Components – 1.6%
Anhui Zhongding Sealing Parts Co., Ltd.	346,400	$1,287,624
Huayu Automotive Systems Co., Ltd. – Class A	431,800	1,747,994

		3,035,618

Automobiles – 3.0%
Dongfeng Motor Group Co., Ltd. – Class H	1,822,000	1,691,419
Great Wall Motor Co., Ltd. – Class H	966,000	4,013,854

		5,705,273

Hotels, Restaurants & Leisure – 4.7%
Galaxy Entertainment Group Ltd.(a)	492,000	2,674,724
Jiumaojiu International Holdings Ltd.(b)	909,000	1,877,533
Shenzhen Overseas Chinese Town Co., Ltd. – Class A	1,141,900	1,058,052
Tongcheng-Elong Holdings Ltd.(a)	1,526,000	3,142,607

		8,752,916

Internet & Direct Marketing Retail – 7.1%
Alibaba Group Holding Ltd.(a)	534,860	8,540,485
JD.com, Inc. (ADR)(a)	19,950	1,677,995
JD.com, Inc. – Class A(a)	48,700	2,056,499
Pinduoduo, Inc. (ADR)(a)	16,300	1,083,950

		13,358,929

Specialty Retail – 1.7%
China Tourism Group Duty Free Corp., Ltd. – Class A	25,831	834,666
Zhongsheng Group Holdings Ltd.	279,500	2,289,337

		3,124,003

Textiles, Apparel & Luxury Goods – 4.1%
Bosideng International Holdings Ltd.	1,942,000	1,366,631
Li Ning Co., Ltd.	431,500	4,880,522
Shenzhou International Group Holdings Ltd.	65,300	1,226,194
Stella International Holdings Ltd.	180,000	192,829

		7,666,176

		41,642,915

Financials – 13.0%
Banks – 8.6%
Bank of Hangzhou Co., Ltd. – Class A	957,400	2,058,196
Bank of Nanjing Co., Ltd. – Class A	1,358,500	1,929,737
China Construction Bank Corp. – Class H	4,959,000	3,231,317
China Merchants Bank Co., Ltd. – Class H	367,000	2,843,125
Industrial Bank Co., Ltd. – Class A	1,219,800	3,440,510
Ping An Bank Co., Ltd. – Class A	940,273	2,573,483

		16,076,368

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Capital Markets – 3.6%
CITIC Securities Co., Ltd. – Class A	572,710	$2,135,251
GF Securities Co., Ltd. – Class H	1,236,000	2,153,401
Guotai Junan Securities Co., Ltd.(b)	1,832,120	2,442,498

		6,731,150

Insurance – 0.8%
Ping An Insurance Group Co. of China Ltd. – Class A	200,093	1,514,300

		24,321,818

Communication Services – 12.2%
Entertainment – 2.3%
G-bits Network Technology Xiamen Co., Ltd. – Class A	29,600	1,753,349
NetEase, Inc.(c)	114,900	2,480,673

		4,234,022

Interactive Media & Services – 8.1%
Tencent Holdings Ltd.	260,450	15,189,204

Media – 1.8%
China South Publishing & Media Group Co., Ltd. – Class A	1,175,200	1,697,859
Chinese Universe Publishing and Media Group Co., Ltd.	1,001,600	1,681,193

		3,379,052

		22,802,278

Information Technology – 10.8%
Electronic Equipment, Instruments & Components – 5.6%
GoerTek, Inc. – Class A	485,100	3,953,971
Luxshare Precision Industry Co., Ltd. – Class A	377,710	2,347,979
Wuxi Lead Intelligent Equipment Co., Ltd. – Class A	340,080	4,231,884

		10,533,834

IT Services – 2.1%
GDS Holdings Ltd.(a)	299,240	2,112,939
Vnet Group, Inc. (ADR)(a)	191,200	1,858,464

		3,971,403

Semiconductors & Semiconductor Equipment – 2.1%
Flat Glass Group Co., Ltd.(c)	209,200	912,338
LONGi Green Energy Technology Co., Ltd. – Class A	218,180	3,021,753

		3,934,091

Software – 1.0%
Shanghai Baosight Software Co., Ltd. – Class A	169,430	1,764,187

		20,203,515

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 9.1%
Chemicals – 4.4%
LB Group Co., Ltd. – Class A	356,300	$1,562,674
Luxi Chemical Group Co., Ltd. – Class A	597,900	1,452,519
Shanghai Putailai New Energy Technology Co., Ltd. – Class A	178,450	5,133,225

		8,148,418

Metals & Mining – 4.7%
Baoshan Iron & Steel Co., Ltd. – Class A	2,244,379	2,281,364
China Hongqiao Group Ltd.	563,500	545,479
Ganfeng Lithium Co., Ltd. – Class A	56,100	1,492,669
Shandong Nanshan Aluminum Co., Ltd. – Class A	2,250,000	1,552,801
Zijin Mining Group Co., Ltd. – Class A	1,863,050	2,991,622

		8,863,935

		17,012,353

Consumer Staples – 8.1%
Beverages – 5.5%
Anhui Yingjia Distillery Co., Ltd. – Class A	373,200	3,955,360
JiuGui Liquor Co., Ltd.	37,200	1,310,190
Kweichow Moutai Co., Ltd. – Class A	7,963	2,415,109
Shanxi Xinghuacun Fen Wine Factory Co., Ltd. – Class A	52,620	2,580,816

		10,261,475

Food Products – 1.3%
Tongwei Co., Ltd. – Class A	359,787	2,534,992

Personal Products – 1.3%
L’Occitane International SA	600,000	2,348,341

		15,144,808

Industrials – 7.3%
Electrical Equipment – 6.8%
Contemporary Amperex Technology Co., Ltd. – Class A	64,149	6,847,580
NARI Technology Co., Ltd. – Class A	520,180	3,379,849
TBEA Co., Ltd. – Class A	683,166	2,456,107

		12,683,536

Road & Rail – 0.5%
Daqin Railway Co., Ltd. – Class A	974,237	931,820

		13,615,356

Real Estate – 6.0%
Real Estate Management & Development – 6.0%
China Resources Land Ltd.	628,000	2,623,607
CIFI Holdings Group Co., Ltd.	3,465,083	1,888,510
Country Garden Services Holdings Co., Ltd.	244,000	1,479,289
KWG Living Group Holdings Ltd.(b)	1,680,600	1,015,941

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Longfor Group Holdings Ltd.(b)	617,500	$2,931,129
Midea Real Estate Holding Ltd.(b)(c)	788,400	1,367,125

		11,305,601

Health Care – 5.3%
Health Care Equipment & Supplies – 0.9%
Shenzhen Mindray Bio-Medical Electronics Co., Ltd.	28,600	1,617,363

Health Care Providers & Services – 1.2%
Aier Eye Hospital Group Co., Ltd. – Class A	120,250	808,865
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	813,700	1,483,636

		2,292,501

Life Sciences Tools & Services – 1.8%
WuXi AppTec Co., Ltd.	80,400	1,819,608
WuXi Biologics Cayman, Inc.(a)(b)	122,000	1,645,755

		3,465,363

Pharmaceuticals – 1.4%
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd. – Class A	382,700	1,467,445
Livzon Pharmaceutical Group, Inc. – Class A	213,175	1,206,128

		2,673,573

		10,048,800

Utilities – 2.9%
Gas Utilities – 0.9%
Kunlun Energy Co., Ltd.	1,858,000	1,747,425

Independent Power and Renewable Electricity Producers – 2.0%
China Longyuan Power Group Corp., Ltd. – Class H	924,000	1,888,718
China Yangtze Power Co., Ltd. – Class A(d)(e)	600,200	1,841,134

		3,729,852

		5,477,277

Energy – 1.7%
Energy Equipment & Services – 0.5%
China Oilfield Services Ltd. – Class H	1,056,000	831,528

Oil, Gas & Consumable Fuels – 1.2%
PetroChina Co., Ltd. – Class H	5,342,000	2,313,132

		3,144,660

Total Common Stocks (cost $172,299,853)		184,719,381

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

RIGHTS – 0.0%
Real Estate – 0.0%
Real Estate Management & Development – 0.0%
CIFI Holdings Group Co. Ltd., expiring 12/31/2021(a)(d)(e) (cost $0)	173,254	$5,554

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(f)(g)(h) (cost $2,398,715)	2,398,715	2,398,715

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $174,698,568)		187,123,650

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(f)(g)(h) (cost $1,205,410)	1,205,410	1,205,410

Total Investments – 100.6% (cost $175,903,978)		188,329,060
Other assets less liabilities – (0.6)%		(1,073,197)

Net Assets – 100.0%		$187,255,863

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2021, the aggregate market value of these securities amounted to $11,279,981 or 6.0% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)	Affiliated investments.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

November 30, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $172,299,853)	$184,724,935	(a)
Affiliated issuers (cost $3,604,125—including investment of cash collateral for securities loaned of $1,205,410)	3,604,125
Foreign currencies, at value (cost $149,221)	149,456
Receivable for capital stock sold	327,438
Receivable for investment securities sold	77,437
Unaffiliated dividends receivable	6,559
Affiliated dividends receivable	34

Total assets	188,889,984

Liabilities
Due to Custodian	71
Payable for collateral received on securities loaned	1,205,410
Advisory fee payable	151,297
Custody and accounting fees payable	85,745
Payable for capital stock redeemed	64,732
Administrative fee payable	36,582
Directors’ fee payable	5,202
Transfer Agent fee payable	1,500
Distribution fee payable	455
Accrued expenses and other liabilities	83,127

Total liabilities	1,634,121

Net Assets	$187,255,863

Composition of Net Assets
Capital stock, at par	$1,621
Additional paid-in capital	172,735,900
Distributable earnings	14,518,342

	$187,255,863

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,147,649	186,597	$11.51	*

Advisor	$185,108,214	16,018,625	$11.56

(a)	Includes securities on loan with a value of $1,871,230 (See Note E).

*	The maximum offering price per share for Class A shares was $12.02 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 19

STATEMENT OF OPERATIONS

Year Ended November 30, 2021

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $247,903)	$4,237,277
Affiliated issuers	385
Securities lending income	17,162	$4,254,824

Expenses
Advisory fee (see Note B)	1,789,266
Transfer agency—Class A	328
Transfer agency—Advisor Class	25,090
Distribution fee—Class A	6,110
Custody and accounting	150,097
Administrative	89,142
Audit and tax	60,198
Registration fees	47,806
Legal	36,915
Directors’ fees	20,967
Printing	18,738
Miscellaneous	17,185

Total expenses	2,261,842
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(1,839)

Net expenses		2,260,003

Net investment income		1,994,821

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		492,970
Foreign currency transactions		4,756
Net change in unrealized appreciation/depreciation on:
Investments		(24,100,924)
Foreign currency denominated assets and liabilities		(1,173)

Net loss on investment and foreign currency transactions		(23,604,371)

Net Decrease in Net Assets from Operations		$(21,609,550)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2021	Year Ended November 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,994,821	$782,424
Net realized gain on investment and foreign currency transactions	497,726	2,553,930
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(24,102,097)	25,312,322

Net increase (decrease) in net assets from operations	(21,609,550)	28,648,676
Distributions to Shareholders
Class A	(5,466)	(18,285)
Advisor Class	(645,142)	(1,057,302)
Capital Stock Transactions
Net increase	66,760,490	25,825,701

Total increase	44,500,332	53,398,790
Net Assets
Beginning of period	142,755,531	89,356,741

End of period	$187,255,863	$142,755,531

See notes to financial statements.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS

November 30, 2021

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All China Equity Portfolio (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class C, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued

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NOTES TO FINANCIAL STATEMENTS (continued)

at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves,

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NOTES TO FINANCIAL STATEMENTS (continued)

may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2021:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$2,761,945		$38,880,970		$	– 0	–	$41,642,915
Financials	– 0	–	24,321,818			– 0	–	24,321,818
Communication Services	– 0	–	22,802,278			– 0	–	22,802,278
Information Technology	1,858,464		18,345,051			– 0	–	20,203,515
Materials	– 0	–	17,012,353			– 0	–	17,012,353
Consumer Staples	– 0	–	15,144,808			– 0	–	15,144,808
Industrials	– 0	–	13,615,356			– 0	–	13,615,356
Real Estate	1,888,510		9,417,091			– 0	–	11,305,601
Health Care	– 0	–	10,048,800			– 0	–	10,048,800
Utilities	– 0	–	3,636,143			1,841,134		5,477,277
Energy	– 0	–	3,144,660			– 0	–	3,144,660
Rights	– 0	–	– 0	–		5,554		5,554
Short-Term Investments:
Investment Companies	2,398,715		– 0	–		– 0	–	2,398,715
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,205,410		– 0	–		– 0	–	1,205,410

Total Investments in Securities	10,113,044		176,369,328	†		1,846,688		188,329,060
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$10,113,044		$176,369,328			$1,846,688		$188,329,060

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund’s investments in Chinese securities may be subject to a 10% Chinese Withholding Income Tax (“WIT”) on any dividends, interest or other income from Chinese sources, unless the statutory WIT of 10% is subject to reduction or exemption in accordance with the applicable tax treaty signed with China or domestic regulation.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .95% of Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.50% and 1.25% of the daily average net assets for Class A and Advisor Class, respectively. For the year ended November 30, 2021, there was no such reimbursement. The Expense Caps may not be terminated by the Adviser before February 28, 2022. Any fees waived and expenses borne by the Adviser through July 25, 2019 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amount to $218,709 for the period ended November 30, 2018 and $202,645 for the year ended November 30, 2019. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2021, the reimbursement for such services amounted to $89,142.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended November 30, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained no front-end sales charges from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A for the year ended November 30, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2021, such waiver amounted to $1,798.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2021 is as follows:

Fund	Market Value 11/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,210	$62,423	$64,234	$2,399	$0	*
Government Money Market Portfolio**	3,221	8,597	10,613	1,205	0	*

Total				$3,604	$1

*	Amount is less than $500.

**	Investment of cash collateral for securities lending transactions (see Note E).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2021, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$203,047,142		$136,433,730
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$177,061,239

Gross unrealized appreciation	$30,425,832
Gross unrealized depreciation	(19,158,011)

Net unrealized appreciation	$11,267,821

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the year ended November 30, 2021.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment

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NOTES TO FINANCIAL STATEMENTS (continued)

opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement

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NOTES TO FINANCIAL STATEMENTS (continued)

of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2021 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$ 1,871,230	$1,205,410	$752,923	$17,031	$131	$41

*	As of November 30, 2021.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Year Ended November 30, 2021		Year Ended November 30, 2020		Year Ended November 30, 2021			Year Ended November 30, 2020

Class A
Shares sold	– 0	–	548		$	– 0	–	$5,843

Shares issued in reinvestment of dividends	422		1,178			5,436		12,351

Shares redeemed	(1,000)		– 0	–		(11,580)		– 0	–

Net increase (decrease)	(578)		1,726			$(6,144)		$18,194

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 31

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2021	Year Ended November 30, 2020

Advisor Class
Shares sold	6,772,322	3,880,486	$90,351,067	$41,651,892

Shares issued in reinvestment of dividends	47,134	97,231	608,031	1,019,954

Shares redeemed	(1,921,441)	(1,559,422)	(24,192,464)	(16,864,339)

Net increase	4,898,015	2,418,295	$66,766,634	$25,807,507

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. Investments in emerging market countries such as China may involve more risk than investments in developed countries because the markets in emerging market countries are less developed and less liquid and are subject to increased economic, political, regulatory, or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support.

China/Single Country Risk—Investments in issuers located in a particular country or geographic region may have more risk because of particular market factors affecting that country or region, including political instability, geopolitical risks or unpredictable economic conditions. Risks of investments in securities of companies in China include the volatility of the Chinese stock market, heavy dependence on exports, which may be affected adversely by trade barriers or disputes or may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will

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NOTES TO FINANCIAL STATEMENTS (continued)

continue to grow in the future. Investments in China A shares are subject to quotas that may restrict daily trading and to additional risks that could affect liquidity compared to investments in companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in equity securities denominated in foreign currencies or reduce the Fund’s returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Depositary Receipts Risk—Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 33

NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2021 and November 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$650,608	$1,075,587

Total taxable distributions paid	$650,608	$1,075,587

As of November 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,018,868
Undistributed capital gains	1,231,439	(a)
Unrealized appreciation/(depreciation)	11,268,035	(b)

Total accumulated earnings/(deficit)	$14,518,342

(a)	During the fiscal year, the Fund utilized $121,699 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs) and the tax deferral of losses on wash sales.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 35

NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2021, the Fund did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30,				July 25, 2018(a) to November 30, 2018
	2021	2020	2019

Net asset value, beginning of period	$ 12.58	$ 10.02	$ 8.37		$ 10.00

Income From Investment Operations

Net investment income (loss)(b)(c)	.09	.04	.10		(.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.13)	2.62	1.55		(1.62)

Net increase (decrease) in net asset value from operations	(1.04)	2.66	1.65		(1.63)

Less: Dividends

Dividends from net investment income	(.03)	(.10)	– 0	–	– 0	–

Net asset value, end of period	$ 11.51	$ 12.58	$ 10.02		$ 8.37

Total Return

Total investment return based on net asset value(d)	(8.30)%	26.73%	19.71%		(16.30)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,148	$2,355	$1,859		$685

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.44%	1.50%	1.50%		1.50	%(e)

Expenses, before waivers/reimbursements	1.45%	1.56%	1.93%		4.81	%(e)

Net investment income (loss)(c)	.70%	.40%	1.00%		(.33	)%(e)

Portfolio turnover rate	75%	74%	62%		38%

See footnote summary on page 38.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,				July 25, 2018(a) to November 30, 2018
	2021	2020	2019

Net asset value, beginning of period	$ 12.63	$ 10.05	$ 8.38		$ 10.00

Income From Investment Operations

Net investment income (loss)(b)(c)	.14	.08	.12		(.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.15)	2.62	1.55		(1.61)

Net increase (decrease) in net asset value from operations	(1.01)	2.70	1.67		(1.62)

Less: Dividends

Dividends from net investment income	(.06)	(.12)	– 0	–	– 0	–

Net asset value, end of period	$ 11.56	$ 12.63	$ 10.05		$ 8.38

Total Return

Total investment return based on net asset value(d)	(8.07)%	27.12%	19.93%		(16.20)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$185,108	$140,401	$87,498		$36,145

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.20%	1.25%	1.25%		1.25	%(e)

Expenses, before waivers/reimbursements	1.20%	1.31%	1.67%		5.13	%(e)

Net investment income (loss)(c)	1.06%	.69%	1.28%		(.37	)%(e)

Portfolio turnover rate	75%	74%	62%		38%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

38 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB All China Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB All China Equity Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of November 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from July 25, 2018 (commencement of operations) through November 30, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Cap Fund, Inc.) at November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from July 25, 2018 (commencement of operations) through November 30, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 39

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2022

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2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended November 30, 2021.

For the taxable year ended November 30, 2021, the Fund designates 100% as the maximum amount that may be considered qualified dividend income for individual shareholders.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended November 30, 2021, $247,903 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $4,491,908.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 41

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

John Lin(2), Vice President Stuart Rae(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Vincent S. Noto, Chief Compliance Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s China Equity Team. Messrs. Lin and Rae are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

42 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,+ 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 43

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,# Chairman of the Board 80 (2018)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semiconductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since
	February 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,# 70 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,# 78 (2018)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 45

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 73 (2018)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,# 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 66 (2018)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,# 69 (2018)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 49

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

John Lin 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also a Senior Research Analyst for China Value Research.

Stuart Rae 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer of the Asia-Pacific Value Equities.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS**”), with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

50 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All China Equity Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 53

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2019 and concluded that the Adviser’s level of profitability from its relationship with the Fund in 2020 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised

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by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 55

charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were

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lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 57

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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NOTES

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 59

NOTES

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AB ALL CHINA EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ACE-0151-1121

NOV    11.30.21

ANNUAL REPORT

AB ALL MARKET INCOME PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All Market Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 1

ANNUAL REPORT

January 5, 2022

This report provides management’s discussion of fund performance for the AB All Market Income Portfolio for the annual reporting period ended November 30, 2021.

The Fund’s investment objective is to seek current income with consideration of capital appreciation.

NAV RETURNS AS OF NOVEMBER 30, 2021 (unaudited)

	6 Months	12 Months

AB ALL MARKET INCOME PORTFOLIO

Class A Shares	-0.42%	6.95%

Class C Shares	-0.71%	6.17%

Advisor Class Shares[1]	-0.30%	7.20%

Primary Benchmark: MSCI ACWI (net)	2.83%	19.27%

Bloomberg Global Aggregate Bond Index (USD hedged)	1.03%	-0.69%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Global Aggregate Bond Index (USD hedged) for the six- and 12-month periods ended November 30, 2021.

During both periods, all share classes of the Fund underperformed the primary benchmark, before sales charges. The Fund’s strategic decision to achieve diversification involved holding assets other than equities; overall, this diversification detracted from performance, relative to the all-equity benchmark. All share classes outperformed the Bloomberg Global Aggregate Bond Index (USD hedged) during the 12-month period, but underperformed during the six-month period, before sales charges.

During the 12-month period, overall security selection within the equity allocation contributed, particularly in equity opportunistic. Allocation to global core equity detracted. Overall security selection in fixed income was also positive; allocation to the AB High Income Fund led contributors, while exposure to non-US sovereigns detracted. Overall security selection within equities was negative during the six-month period. Selection within income

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equities detracted, while US concentrated equities contributed. Overall security selection within fixed income was positive, led by contributions from global high-yield synthetic, while emerging-market bonds led detractors.

The Fund utilized derivatives for hedging and investment purposes. For both periods, interest rate swaps, total return swaps and purchased options detracted, while currency forwards and inflation Consumer Price Index swaps contributed to absolute returns. Futures added for the six-month period and detracted for the 12-month period. Credit default swaps detracted for the six-month period and added for the 12-month period. Written options added for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded double-digit returns and emerging markets ended in positive territory but lagged developed-market returns during the 12-month period ended November 30, 2021. Equity markets were supported by accommodative monetary policy and strong company earnings growth that remained resilient despite rising inflation. Emerging markets experienced periods of weakness later in the period largely due to economic turbulence in China and as a number of emerging-market central banks raised interest rates to rein in inflation. Periods of market volatility sent risk assets lower but were brief as investors continued to buy the dip. Toward the end of the period, equity markets came under pressure as COVID-19 concerns, especially the emergence of the coronavirus omicron variant, dominated investor sentiment amid escalating fears that a new wave of restrictions could derail the economic recovery. Stock markets gave back more gains after comments from the US Federal Reserve suggested that, given higher inflation readings, it might need to accelerate the tapering of bond purchases, increasing the probability of US interest-rate rises in 2022 earlier than previously expected. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.

Fixed-income market returns were mixed as longer-term treasury returns fell in most major developed markets except Japan on rising yields, particularly in Canada, Australia and the US. Global inflation-linked bonds significantly outperformed treasuries. Relatively low interest rates set the stage for the continued outperformance of risk assets, led by the positive performance of high-yield corporate bonds—particularly in the US, eurozone and emerging markets. Investment-grade corporate bonds in emerging markets and the eurozone also posted strong positive results, while developed-market investment-grade corporate bonds in the US and high-yield emerging-market sovereign bonds outperformed developed-market treasuries with a smaller loss. Securitized asset returns outperformed US Treasuries, particularly among commercial mortgage-backed securities. Local-currency sovereign bonds trailed, as the US dollar gained against most developed- and emerging-market currencies except the Canadian

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 3

dollar and Chinese renminbi. Commodity prices were very strong, with Brent crude oil and copper climbing from pandemic-related lows.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on generating high, stable income with capital growth by investing in global fixed income, global equities and nontraditional assets. The Team utilizes rigorous quantitative research tools and fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends, debt securities (including high-yield debt securities, also known as “junk bonds”), preferred stocks and derivatives related to these types of securities. In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

In selecting equity securities for the Fund, the Adviser focuses on securities that have high-dividend yields and are undervalued by the market relative to their long-term earnings potential. The Adviser intends to gain exposure to high-yield debt securities through investment in the AB High Income Fund and may, in the future, gain such exposure through direct investments in high-income securities. It is expected that the Fund will pursue a number of generally derivatives-based alternative investment strategies, such as taking long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser adjusts the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to directly increasing or decreasing asset class exposure by buying or selling securities in that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives and exchange-traded funds (“ETFs”).

(continued on next page)

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The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest-rate derivatives to gain exposure to sovereign bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives and short sales of securities, the Fund may be leveraged, with net investment exposure in excess of its net assets.

Currency exchange-rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI and the Bloomberg Global Aggregate Bond Index (USD hedged) are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/18/20141 TO 11/30/2021

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Income Portfolio Class A shares (from 12/18/20141 to 11/30/2021) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/18/2014.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	6.95%	2.44%

5 Years	4.04%	3.14%

Since Inception[1]	4.22%	3.57%

CLASS C SHARES

1 Year	6.17%	5.17%

5 Years	3.27%	3.27%

Since Inception[1]	3.45%	3.45%

ADVISOR CLASS SHARES[2]

1 Year	7.20%	7.20%

5 Years	4.29%	4.29%

Since Inception[1]	4.47%	4.47%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.61%, 2.36% and 1.36% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs, to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 28, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/18/2014.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	1.27%

5 Years	3.13%

Since Inception[1]	3.79%

CLASS C SHARES

1 Year	3.95%

5 Years	3.25%

Since Inception[1]	3.66%

ADVISOR CLASS SHARES[2]

1 Year	5.97%

5 Years	4.28%

Since Inception[1]	4.69%

1	Inception date: 12/18/2014.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$995.80	$4.45	0.89%	$5.00	1.00%
Hypothetical**	$1,000	$1,020.61	$4.51	0.89%	$5.06	1.00%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$992.90	$8.19	1.64%	$8.74	1.75%
Hypothetical**	$1,000	$1,016.85	$8.29	1.64%	$8.85	1.75%
Advisor Class
Actual	$1,000	$997.00	$3.20	0.64%	$3.75	0.75%
Hypothetical**	$1,000	$1,021.86	$3.24	0.64%	$3.80	0.75%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios and other expenses of AB High Income Fund. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 13

PORTFOLIO SUMMARY

November 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $92.9

TEN LARGEST HOLDINGS2

Security	U.S. $ Value	Percent of Net Assets

AB High Income Fund, Inc. – Class Z	$15,120,449	16.3%

Microsoft Corp.	1,892,958	2.0

S&P 500 Index	1,306,058	1.4

Amazon.com, Inc.	904,824	1.0

Apple, Inc.	894,603	1.0

Meta Platforms, Inc. – Class A	801,415	0.8

Alphabet, Inc. – Class C	464,394	0.5

Anthem, Inc.	464,321	0.5

Tesla, Inc.	430,430	0.5

Applied Materials, Inc.	378,868	0.4

	$22,658,320	24.4%

1

All data are as of November 30, 2021. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	Long-term investments.

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PORTFOLIO OF INVESTMENTS

November 30, 2021

Company	Shares	U.S. $ Value

COMMON STOCKS – 34.9%
Information Technology – 9.2%
Communications Equipment – 0.1%
Cisco Systems, Inc./Delaware	1,711	$93,831

Electronic Equipment, Instruments & Components – 0.6%
Amphenol Corp. – Class A	3,304	266,236
CDW Corp./DE	1,185	224,392
IPG Photonics Corp.(a)	323	53,033

		543,661

IT Services – 1.7%
Accenture PLC – Class A	589	210,509
Akamai Technologies, Inc.(a)	1,107	124,759
Automatic Data Processing, Inc.	931	214,958
Capgemini SE	40	9,235
Cognizant Technology Solutions Corp. – Class A	3,443	268,485
International Business Machines Corp.	1,580	185,018
Mastercard, Inc. – Class A	1,116	351,451
Visa, Inc. – Class A	1,016	196,870

		1,561,285

Semiconductors & Semiconductor Equipment – 1.3%
Advanced Micro Devices, Inc.(a)	320	50,678
Applied Materials, Inc.	2,574	378,868
ASM International NV(b)	15	6,742
ASML Holding NV	151	118,517
Enphase Energy, Inc.(a)	30	7,500
KLA Corp.	308	125,704
Lam Research Corp.	294	199,876
NVIDIA Corp.	248	81,037
QUALCOMM, Inc.	1,193	215,408

		1,184,330

Software – 4.0%
Activision Blizzard, Inc.	2,167	126,986
Adobe, Inc.(a)	383	256,553
Autodesk, Inc.(a)	535	135,992
Bentley Systems, Inc.	897	43,047
Cadence Design Systems, Inc.(a)	161	28,571
Crowdstrike Holdings, Inc. – Class A(a)	389	84,467
DocuSign, Inc.(a)	30	7,391
Fortinet, Inc.(a)	498	165,391
Intuit, Inc.	30	19,569
Microsoft Corp.(c)	5,726	1,892,958
NortonLifeLock, Inc.	3,909	97,139

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Oracle Corp.	1,309	$118,779
SAP SE	1,618	207,349
ServiceNow, Inc.(a)	287	185,890
SS&C Technologies Holdings, Inc.	1,380	105,335
Synopsys, Inc.(a)	273	93,093
Trade Desk, Inc. (The) – Class A(a)	260	26,889
VMware, Inc. – Class A	1,202	140,321

		3,735,720

Technology Hardware, Storage & Peripherals – 1.5%
Apple, Inc.(c)	5,412	894,603
HP, Inc.	2,049	72,289
NetApp, Inc.	1,819	161,673
Samsung Electronics Co., Ltd.	5,040	302,532

		1,431,097

		8,549,924

Financials – 5.1%
Banks – 1.2%
ABN AMRO Bank NV (GDR)(b)(d)	5,931	84,653
Australia & New Zealand Banking Group Ltd.	3,202	60,525
Commonwealth Bank of Australia	1,227	81,008
Concordia Financial Group Ltd.	22,500	81,612
Credit Agricole SA	11,027	150,151
ING Groep NV	9,848	136,035
JPMorgan Chase & Co.	453	71,950
Mizuho Financial Group, Inc.	1,900	23,424
National Bank of Canada	1,000	77,710
Nordea Bank Abp	13,340	157,985
Skandinaviska Enskilda Banken AB – Class A	9,799	142,496
Societe Generale SA	440	13,692

		1,081,241

Capital Markets – 2.0%
Ameriprise Financial, Inc.	60	17,376
Apollo Global Management, Inc.(b)	129	9,131
BlackRock, Inc. – Class A	198	179,113
Carlyle Group, Inc. (The)	2,423	132,514
Charles Schwab Corp. (The)	3,019	233,640
CME Group, Inc. – Class A	471	103,865
Credit Suisse Group AG	16,132	155,761
Daiwa Securities Group, Inc.	11,800	65,437
EQT AB	211	12,406
Goldman Sachs Group, Inc. (The)	943	359,273
IGM Financial, Inc.(b)	3,490	126,137
London Stock Exchange Group PLC	856	74,156
Moody’s Corp.	526	205,477

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Morgan Stanley	1,450	$137,489
T Rowe Price Group, Inc.	315	62,984

		1,874,759

Consumer Finance – 0.3%
Ally Financial, Inc.	3,326	152,430
American Express Co.	973	148,188

		300,618

Diversified Financial Services – 0.4%
Groupe Bruxelles Lambert SA	698	75,803
Investor AB	6,233	144,833
Kinnevik AB(a)	1,600	57,045
M&G PLC	47,146	117,014

		394,695

Equity Real Estate Investment Trusts (REITs) – 0.1%
Orix JREIT, Inc.	15	23,919

Insurance – 0.8%
Aviva PLC	5,510	28,121
Japan Post Holdings Co., Ltd.(a)	17,900	134,901
Japan Post Insurance Co., Ltd.	9,900	152,930
Legal & General Group PLC	17,316	64,691
Manulife Financial Corp.(b)	1,604	28,679
Medibank Pvt Ltd.	4,307	10,523
MetLife, Inc.	191	11,204
NN Group NV	2,914	144,795
Phoenix Group Holdings PLC	2,140	18,172
PICC Property & Casualty Co., Ltd. – Class H	30,800	26,332
Prudential Financial, Inc.	1,427	145,925

		766,273

Mortgage Real Estate Investment Trusts (REITs) – 0.3%
AGNC Investment Corp.	9,823	150,194
Annaly Capital Management, Inc.	18,716	151,599

		301,793

		4,743,298

Health Care – 4.7%
Biotechnology – 0.2%
AbbVie, Inc.	1,863	214,767

Health Care Equipment & Supplies – 1.2%
Abbott Laboratories	2,608	328,008
Align Technology, Inc.(a)	137	83,780
Baxter International, Inc.	121	9,023
Cooper Cos., Inc. (The)	571	214,964

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

IDEXX Laboratories, Inc.(a)	274	$166,611
Koninklijke Philips NV	3,708	130,671
Medtronic PLC	1,492	159,197

		1,092,254

Health Care Providers & Services – 0.6%
Anthem, Inc.	1,143	464,321
Henry Schein, Inc.(a)	640	45,479
UnitedHealth Group, Inc.	83	36,870

		546,670

Life Sciences Tools & Services – 0.9%
Bio-Rad Laboratories, Inc. – Class A(a)	155	116,746
Eurofins Scientific SE	170	21,748
IQVIA Holdings, Inc.(a)	1,107	286,857
Mettler-Toledo International, Inc.(a)	105	158,984
Sartorius Stedim Biotech	83	49,001
Thermo Fisher Scientific, Inc.	273	172,762

		806,098

Pharmaceuticals – 1.8%
AstraZeneca PLC (Sponsored ADR)	1,371	75,172
Eli Lilly & Co.	503	124,764
Merck & Co., Inc.	2,131	159,633
Novo Nordisk A/S – Class B	1,870	200,183
Pfizer, Inc.	4,762	255,862
Roche Holding AG	20	8,293
Roche Holding AG (Genusschein)	551	215,116
Sanofi	2,468	234,614
Sumitomo Dainippon Pharma Co., Ltd.(b)	700	8,531
Takeda Pharmaceutical Co., Ltd.	4,900	131,090
Zoetis, Inc.	1,130	250,905

		1,664,163

		4,323,952

Consumer Discretionary – 4.2%
Auto Components – 0.2%
Aisin Corp.	300	11,009
Aptiv PLC(a)	1,375	220,481

		231,490

Automobiles – 0.6%
Tesla, Inc.(a)	376	430,430
Toyota Motor Corp.	7,200	127,722

		558,152

Distributors – 0.0%
LKQ Corp.	430	24,037

Diversified Consumer Services – 0.1%
Service Corp. International/US	1,918	126,895

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 0.4%
Booking Holdings, Inc.(a)	18	$37,833
Compass Group PLC(a)	4,983	97,208
Darden Restaurants, Inc.	408	56,283
Domino’s Pizza Enterprises Ltd.	209	19,120
Domino’s Pizza, Inc.	40	20,966
Galaxy Entertainment Group Ltd.(a)	23,800	129,387

		360,797

Household Durables – 0.2%
Electrolux AB	1,112	24,967
Persimmon PLC	3,878	140,929

		165,896

Internet & Direct Marketing Retail – 1.5%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	911	116,180
Amazon.com, Inc.(a)(c)	258	904,824
Etsy, Inc.(a)	217	59,584
MercadoLibre, Inc.(a)	29	34,464
Prosus NV(a)(b)	3,032	243,660

		1,358,712

Media – 0.1%
Vivendi SE	7,164	91,233

Multiline Retail – 0.2%
Target Corp.	741	180,685

Specialty Retail – 0.4%
Best Buy Co., Inc.	645	68,925
Home Depot, Inc. (The)	30	12,018
Lowe’s Cos., Inc.	439	107,375
TJX Cos., Inc. (The)	2,454	170,308

		358,626

Textiles, Apparel & Luxury Goods – 0.5%
Kering SA	79	60,837
NIKE, Inc. – Class B	1,944	329,003
Pandora A/S	253	31,479

		421,319

		3,877,842

Communication Services – 3.0%
Diversified Telecommunication Services – 0.6%
AT&T, Inc.	3,825	87,325
Comcast Corp. – Class A	3,688	184,326
Orange SA	3,023	32,500
Spark New Zealand Ltd.	42,494	132,903
Telefonica SA(b)	35,331	160,298

		597,352

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Entertainment – 0.5%
Electronic Arts, Inc.	2,199	$273,160
Netflix, Inc.(a)	175	112,332
Sea Ltd. (ADR)(a)	155	44,651

		430,143

Interactive Media & Services – 1.5%
Alphabet, Inc. – Class A(a)(c)	42	119,194
Alphabet, Inc. – Class C(a)(c)	163	464,394
Meta Platforms, Inc. – Class A(a)(c)	2,470	801,415

		1,385,003

Media – 0.2%
Interpublic Group of Cos., Inc. (The)	358	11,882
Omnicom Group, Inc.	1,951	131,322
Publicis Groupe SA	618	39,990

		183,194

Wireless Telecommunication Services – 0.2%
Softbank Corp.	10,600	145,904
SoftBank Group Corp.	1,700	89,339

		235,243

		2,830,935

Industrials – 2.4%
Aerospace & Defense – 0.1%
Huntington Ingalls Industries, Inc.	435	77,217

Air Freight & Logistics – 0.1%
Deutsche Post AG	1,103	65,145
Kuehne & Nagel International AG	259	74,040

		139,185

Building Products – 0.5%
Cie de Saint-Gobain	1,283	81,381
Lixil Corp.	800	19,571
Otis Worldwide Corp.	3,990	320,796
Owens Corning	300	25,452

		447,200

Construction & Engineering – 0.0%
Kajima Corp.	2,700	29,694

Electrical Equipment – 0.3%
Emerson Electric Co.	1,215	106,726
Rockwell Automation, Inc.	222	74,636
Vertiv Holdings Co.	2,414	61,895

		243,257

Industrial Conglomerates – 0.1%
3M Co.	670	113,927

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Machinery – 0.7%
Cummins, Inc.	462	$96,904
Dover Corp.	969	158,771
Mitsubishi Heavy Industries Ltd.	5,700	127,854
Parker-Hannifin Corp.	532	160,696
Snap-on, Inc.	63	12,972
Volvo AB – Class B	4,658	100,285

		657,482

Marine – 0.1%
Nippon Yusen KK	300	19,430
SITC International Holdings Co., Ltd.	7,000	27,947

		47,377

Professional Services – 0.4%
Booz Allen Hamilton Holding Corp.	183	15,361
RELX PLC	1,721	53,407
Robert Half International, Inc.	989	109,947
Verisk Analytics, Inc. – Class A	911	204,857

		383,572

Road & Rail – 0.1%
Aurizon Holdings Ltd.	15,573	37,242
Nippon Express Co., Ltd.	500	28,465

		65,707

		2,204,618

Energy – 1.6%
Oil, Gas & Consumable Fuels – 1.6%
Canadian Natural Resources Ltd.	2,018	82,524
Devon Energy Corp.	1,730	72,764
Enbridge, Inc.	2,177	81,681
Eni SpA	11,600	152,862
EOG Resources, Inc.	1,225	106,575
Inpex Corp.	11,400	93,282
Keyera Corp.(b)	2,706	59,439
LUKOIL PJSC (Sponsored ADR)	1,001	88,268
Marathon Petroleum Corp.	2,625	159,731
Neste Oyj	1,078	50,986
OMV AG	2,183	115,928
ONEOK, Inc.	2,564	153,430
Royal Dutch Shell PLC – Class B	6,250	130,975
Suncor Energy, Inc.	2,419	58,929
Valero Energy Corp.	855	57,234

		1,464,608

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 1.6%
Equity Real Estate Investment Trusts (REITs) – 1.4%
American Tower Corp.	775	$203,422
Duke Realty Corp.	762	44,447
Extra Space Storage, Inc.	808	161,600
Iron Mountain, Inc.(b)	3,215	146,090
Omega Healthcare Investors, Inc.	4,826	134,838
Public Storage	344	112,619
RioCan Real Estate Investment Trust	430	7,153
Simon Property Group, Inc.	443	67,708
Stockland	41,523	128,193
VICI Properties, Inc.(b)	4,483	121,938
Vornado Realty Trust	906	36,367
Weyerhaeuser Co.	2,065	77,665

		1,242,040

Real Estate Management & Development – 0.2%
CBRE Group, Inc. – Class A(a)	1,593	152,243
Nomura Real Estate Holdings, Inc.	2,900	62,879

		215,122

		1,457,162

Materials – 1.3%
Chemicals – 0.6%
Celanese Corp. – Class A	67	10,141
Clariant AG(a)	1,140	22,323
International Flavors & Fragrances, Inc.	754	107,196
Linde PLC	464	147,617
Mitsubishi Chemical Holdings Corp.	7,000	54,721
Mosaic Co. (The)	850	29,087
Sumitomo Chemical Co., Ltd.	31,200	143,116
Umicore SA	240	11,736

		525,937

Containers & Packaging – 0.1%
Packaging Corp. of America	1,100	143,649

Metals & Mining – 0.6%
BHP Group Ltd.(b)	4,951	138,696
Evraz PLC	18,270	139,278
Fortescue Metals Group Ltd.	13,968	167,738
Rio Tinto Ltd.	1,388	92,098
Steel Dynamics, Inc.	370	22,126
Teck Resources Ltd. – Class B	610	16,178

		576,114

		1,245,700

22 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 1.1%
Beverages – 0.6%
Asahi Group Holdings Ltd.	4,190	$154,528
Coca-Cola Co. (The)	5,804	304,420
Constellation Brands, Inc. – Class A	476	107,257

		566,205

Food & Staples Retailing – 0.0%
Kroger Co. (The)	362	15,034

Tobacco – 0.5%
Altria Group, Inc.	3,662	156,148
Imperial Brands PLC	7,603	155,380
Philip Morris International, Inc.	1,987	170,763

		482,291

		1,063,530

Utilities – 0.7%
Electric Utilities – 0.2%
AusNet Services Ltd.	11,570	20,897
Endesa SA	4,830	108,650
Iberdrola SA	7,708	86,577
NRG Energy, Inc.	340	12,247

		228,371

Gas Utilities – 0.2%
AltaGas Ltd.	5,831	110,919
Snam SpA	3,103	17,486
UGI Corp.	1,276	52,635

		181,040

Independent Power and Renewable Electricity Producers – 0.1%
Uniper SE	2,065	89,654

Multi-Utilities – 0.2%
Atco Ltd./Canada – Class I	1,208	39,367
E.ON SE	5,099	62,903
Sempra Energy	326	39,078

		141,348

		640,413

Total Common Stocks (cost $31,128,348)		32,401,982

INVESTMENT COMPANIES – 16.3%
Funds and Investment Trusts – 16.3%(e)(f)
AB High Income Fund, Inc. – Class Z (cost $15,241,298)	1,921,277	15,120,449

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 7.1%
Real Estate – 7.1%
Diversified REITs – 1.5%
Armada Hoffler Properties, Inc. Series A 6.75%	7,725	$197,760
DigitalBridge Group, Inc. Series H 7.125%(b)	1,751	43,407
DigitalBridge Group, Inc. Series I 7.15%	11,710	295,092
DigitalBridge Group, Inc. Series J 7.125%	6,098	157,389
Gladstone Commercial Corp. Series E 6.625%	2,270	59,860
Gladstone Commercial Corp. Series G 6.00%	3,125	84,344
Global Net Lease, Inc. Series A 7.25%	3,467	88,478
Global Net Lease, Inc. Series B 6.875%	4,450	114,499
PS Business Parks, Inc. Series Y 5.20%	5,441	139,290
PS Business Parks, Inc. Series Z 4.875%	2,700	70,902
Vornado Realty Trust Series L 5.40%(b)	6,516	163,486

		1,414,507

Equity Real Estate Investment Trusts (REITs) – 0.1%
Healthcare Trust, Inc. Series B 7.125%	1,033	25,949
Hudson Pacific Properties, Inc. Series C 4.75%	4,175	105,043

		130,992

24 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care REITs – 0.1%
Global Medical REIT, Inc. Series A 7.50%	2,320	$59,508

Hotel & Resort REITs – 0.9%
Chatham Lodging Trust Series A 6.625%	3,680	94,392
DiamondRock Hospitality Co. 8.25%	6,875	185,212
Hersha Hospitality Trust Series C 6.875%	3,635	85,423
Hersha Hospitality Trust Series D 6.50%	2,481	57,683
Hersha Hospitality Trust Series E 6.50%	1,757	41,001
Pebblebrook Hotel Trust Series E 6.375%	4,819	119,126
Pebblebrook Hotel Trust Series F 6.30%	3,002	73,699
Summit Hotel Properties, Inc. Series E 6.25%	1,075	27,005
Summit Hotel Properties, Inc. Series F 5.875%	6,950	172,429

		855,970

Industrial REITs – 0.4%
Monmouth Real Estate Investment Corp. Series C 6.125%	7,925	198,204
Plymouth Industrial REIT, Inc. Series A 7.50%	1,100	29,315
Rexford Industrial Realty, Inc. Series B 5.875%	4,168	107,618
Rexford Industrial Realty, Inc. Series C 5.625%	3,072	80,855

		415,992

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Office REITs – 0.3%
City Office REIT, Inc. Series A 6.625%	4,841	$121,896
SL Green Realty Corp. Series I 6.50%(b)	1,718	44,325
Vornado Realty Trust Series M 5.25%(b)	4,821	122,791
Vornado Realty Trust Series N 5.25%	875	22,479

		311,491

Real Estate Development – 0.9%
Agree Realty Corp. Series A 4.25%	11,050	261,443
American Finance Trust, Inc. Series C 7.375%	8,325	218,448
Pebblebrook Hotel Trust Series G 6.375%	5,497	139,624
Sunstone Hotel Investors, Inc. Series H 6.125%	2,925	74,412
Vornado Realty Trust Series O 4.45%	5,500	134,585

		828,512

Real Estate Operating Companies – 0.1%
Brookfield Property Partners LP Series A 5.75%	335	7,933
Brookfield Property Partners LP Series A2 6.375%	2,779	69,836

		77,769

Real Estate Services – 0.2%
CTO Realty Growth, Inc. Series A 6.375%	2,243	58,879
Sunstone Hotel Investors, Inc. Series I 5.70%	3,700	92,148

		151,027

26 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Residential REITs – 0.6%
American Homes 4 Rent Series F 5.875%	1,683	$42,664
American Homes 4 Rent Series G 5.875%	393	9,982
American Homes 4 Rent Series H 6.25%	801	21,026
Bluerock Residential Growth REIT, Inc. Series D 7.125%	2,741	69,210
Centerspace Series C 6.625%	3,614	92,880
UMH Properties, Inc. Series C 6.75%	6,216	159,068
UMH Properties, Inc. Series D 6.375%	5,800	151,902

		546,732

Retail REITs – 1.0%
American Finance Trust, Inc. Series A 7.50%	1,075	28,240
Cedar Realty Trust, Inc. Series C 6.50%	6,003	151,036
Saul Centers, Inc. Series D 6.125%	7,607	194,511
Saul Centers, Inc. Series E 6.00%	695	18,932
SITE Centers Corp. Series A 6.375%(b)	5,081	127,177
Spirit Realty Capital, Inc. Series A 6.00%	5,738	145,745
Urstadt Biddle Properties, Inc. Series H 6.25%	2,000	50,500

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Urstadt Biddle Properties, Inc. Series K 5.875%(b)		6,638	$167,211

			883,352

Specialized REITs – 1.0%
Digital Realty Trust, Inc. Series J 5.25%		825	21,244
Digital Realty Trust, Inc. Series K 5.85%(b)		2,840	77,589
Digital Realty Trust, Inc. Series L 5.20%(b)		9,200	245,180
EPR Properties Series G 5.75%(b)		805	20,141
National Storage Affiliates Trust Series A 6.00%		8,819	227,971
Public Storage Series L 4.625%(b)		1,901	49,749
Public Storage Series M 4.125%		3,905	97,977
Public Storage Series P 4.00%(b)		6,615	162,398

			902,249

Total Preferred Stocks (cost $6,358,887)			6,578,101

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 2.4%
Argentina – 0.1%
Argentine Republic Government International Bond 0.50%, 07/09/2030	U.S.$	109	33,548
1.00%, 07/09/2029		16	5,371
1.125%, 07/09/2035		188	52,427

			91,346

28 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bahrain – 0.2%
Bahrain Government International Bond 7.00%, 10/12/2028(d)	U.S.$	200	$214,250

Dominican Republic – 0.2%
Dominican Republic International Bond 6.40%, 06/05/2049(d)		200	203,850

Ecuador – 0.2%
Ecuador Government International Bond
Zero Coupon, 07/31/2030(d)		12	6,407
0.50%, 07/31/2040(d)		45	25,821
1.00%, 07/31/2035(d)		99	63,894
5.00%, 07/31/2030(d)		38	30,807

			126,929

Egypt – 0.2%
Egypt Government International Bond 8.70%, 03/01/2049(d)		200	170,750

El Salvador – 0.1%
El Salvador Government International Bond 6.375%, 01/18/2027(d)		182	117,481

Gabon – 0.2%
Gabon Government International Bond 6.625%, 02/06/2031(d)		200	187,413

Ghana – 0.2%
Ghana Government International Bond 8.95%, 03/26/2051(d)		200	153,500

Guatemala – 0.2%
Guatemala Government Bond 4.90%, 06/01/2030(d)		200	213,600

Ivory Coast – 0.2%
Ivory Coast Government International Bond 5.375%, 07/23/2024(d)		200	207,787

Kenya – 0.2%
Republic of Kenya Government International Bond 6.875%, 06/24/2024(d)		200	210,400

Lebanon – 0.0%
Lebanon Government International Bond 6.60%, 11/27/2026(a)(d)(g)		107	11,770

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Senegal – 0.2%
Senegal Government International Bond 6.75%, 03/13/2048(d)	U.S.$	200	$192,500

Ukraine – 0.2%
Ukraine Government International Bond 7.75%, 09/01/2027(d)		150	149,625

Total Emerging Markets – Sovereigns (cost $2,584,422)			2,251,201

		Notional Amount

OPTIONS PURCHASED – PUTS – 2.0%
Options on Equity Indices – 2.0%
Euro STOXX 50 Index Expiration: Jun 2022; Contracts: 1,540; Exercise Price: EUR 3,550.00; Counterparty: Bank of America, NA(a)	EUR	5,467,000	248,179
Euro STOXX 50 Index Expiration: Jun 2022; Contracts: 120; Exercise Price: EUR 3,550.00; Counterparty: Bank of America, NA(a)		426,000	19,339
FTSE 100 Index Expiration: May 2022; Contracts: 320; Exercise Price: GBP 6,200.00; Counterparty: Bank of America, NA(a)	GBP	1,984,000	71,832
FTSE 100 Index Expiration: May 2022; Contracts: 30; Exercise Price: GBP 6,200.00; Counterparty: Bank of America, NA(a)		186,000	6,734
Nikkei 225 Index Expiration: May 2022; Contracts: 1,000; Exercise Price: JPY 24,500.00; Counterparty: UBS AG(a)	JPY	24,500,000	6,452
Nikkei 225 Index Expiration: May 2022; Contracts: 20,000; Exercise Price: JPY 24,500.00; Counterparty: UBS AG(a)		490,000,000	129,034
S&P 500 Index Expiration: May 2022; Contracts: 700; Exercise Price: USD 3,900.00; Counterparty: UBS AG(a)	USD	2,730,000	80,197
S&P 500 Index Expiration: May 2022; Contracts: 11,400; Exercise Price: USD 3,900.00; Counterparty: UBS AG(a)		44,460,000	1,306,058

Total Options Purchased – Puts (premiums paid $1,215,652)			1,867,825

30 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 0.6%
Colombia – 0.1%
Colombian TES Series B 6.25%, 11/26/2025	COP	492,700	$119,191

Indonesia – 0.2%
Indonesia Treasury Bond Series FR70 8.375%, 03/15/2024	IDR	1,105,000	84,249
Series FR71 9.00%, 03/15/2029		1,438,000	116,918

			201,167

Mexico – 0.2%
Mexican Bonos Series M 20 10.00%, 12/05/2024	MXN	2,777	139,384

Russia – 0.1%
Russian Federal Bond – OFZ Series 6215 7.00%, 08/16/2023	RUB	9,626	127,002

Total Governments – Treasuries (cost $646,100)			586,744

EMERGING MARKETS – TREASURIES – 0.3%
Brazil – 0.1%
Brazil Notas do Tesouro Nacional Series NTNF 10.00%, 01/01/2023-01/01/2025	BRL	658	113,821

South Africa – 0.2%
Republic of South Africa Government Bond Series 2032 8.25%, 03/31/2032	ZAR	2,848	156,651

Total Emerging Markets – Treasuries (cost $308,603)			270,472

QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
Mexico – 0.1%
Petroleos Mexicanos 5.95%, 01/28/2031	U.S.$	43	40,278

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.69%, 01/23/2050	U.S.$	97	$87,039

Total Quasi-Sovereigns (cost $135,752)			127,317

		Shares
SHORT-TERM INVESTMENTS – 33.5%
Investment Companies – 28.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(e)(f)(h) (cost $26,524,878)		26,524,878	26,524,878

		Principal Amount (000)
U.S. Treasury Bills – 4.9%
U.S. Treasury Bill Zero Coupon, 12/09/2021 (cost $4,574,959)	U.S.$	4,575	4,574,970

Total Investments Before Security Lending Collateral for Securities Loaned – 97.2% (cost $88,718,899)			90,303,939

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(e)(f)(h) (cost $726,871)		726,871	726,871

Total Investments – 98.0% (cost $89,445,770)			91,030,810
Other assets less liabilities – 2.0%			1,849,807

Net Assets – 100.0%			$92,880,617

32 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Mini Japan Government Bond Futures	2	December 2021	$268,961	$328
Euro STOXX 50 Index Futures	51	December 2021	2,358,102	(93,307)
Euro-Bund Futures	9	December 2021	1,759,364	11,456
FTSE 100 Index Futures	9	December 2021	847,385	(21,943)
FTSE China A50 Futures	9	December 2021	138,546	(2,839)
FTSE KLCI Futures	1	December 2021	18,034	(11)
FTSE Taiwan Index Futures	5	December 2021	302,200	(6,817)
Long Gilt Future	1	March 2022	167,946	(294)
S&P 500 E-Mini Futures	44	December 2021	10,045,750	(99,423)
SET 50 Futures	137	December 2021	755,630	(38,287)
TOPIX Index Futures	12	December 2021	2,012,828	(124,543)
U.S. T-Note 10 Yr (CBT) Futures	5	March 2022	654,063	1,711
WIG 20 Index Futures	2	December 2021	21,367	(1,233)

Sold Contracts
BIST 30 Futures	359	December 2021	518,112	(20,867)
Euro STOXX 50 Index Futures	2	December 2021	92,475	1,815
FTSE 100 Index Futures	3	December 2021	282,461	2,017
FTSE/JSE Top 40 Futures	19	December 2021	765,304	(41,159)
Hang Seng Index Futures	4	December 2021	602,078	30,412
Mexican BOLSA Index Futures	8	December 2021	184,755	7,906
MSCI Singapore IX ETS Futures	27	December 2021	681,060	37,928
OMXS30 Index Futures	24	December 2021	597,105	36,878
S&P 500 E-Mini Futures	10	December 2021	2,283,125	(32,128)
S&P TSX 60 Index Futures	4	December 2021	780,305	26,766
SGX Nifty 50 Futures	13	December 2021	443,651	10,603
WIG 20 Index Futures	9	December 2021	96,153	(86)

				$(315,117)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	PEN	6,628	USD	1,647	01/21/2022	$21,495
Bank of America, NA	CNY	1,593	USD	246	12/09/2021	(4,175)
Bank of America, NA	USD	167	RUB	11,950	12/15/2021	(5,753)
Bank of America, NA	USD	2,363	NOK	20,633	12/15/2021	(82,223)
Barclays Bank PLC	COP	10,063,274	USD	2,609	01/21/2022	103,370
Barclays Bank PLC	IDR	6,963,994	USD	485	01/27/2022	2,111
Barclays Bank PLC	IDR	1,204,999	USD	83	01/27/2022	(562)
Barclays Bank PLC	JPY	91,386	USD	801	12/15/2021	(7,763)
Barclays Bank PLC	PHP	163,773	USD	3,204	01/27/2022	(36,512)
Barclays Bank PLC	INR	71,460	USD	948	01/07/2022	(1,153)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	TWD	14,073	USD	508	01/20/2022	$(2,240)
Barclays Bank PLC	PHP	6,469	USD	128	01/27/2022	415
Barclays Bank PLC	CNY	3,987	USD	622	12/09/2021	(3,406)
Barclays Bank PLC	CAD	1,465	USD	1,152	12/15/2021	5,491
Barclays Bank PLC	MYR	889	USD	211	12/22/2021	757
Barclays Bank PLC	GBP	467	USD	624	12/15/2021	3,170
Barclays Bank PLC	USD	2,026	MYR	8,458	12/22/2021	(21,482)
Barclays Bank PLC	USD	245	TWD	6,773	01/20/2022	1,002
Barclays Bank PLC	USD	886	NOK	7,902	12/15/2021	(12,872)
Barclays Bank PLC	USD	981	SEK	8,626	12/15/2021	(23,338)
Barclays Bank PLC	USD	3,423	PHP	175,467	01/27/2022	49,299
Barclays Bank PLC	USD	1,224	SEK	11,047	12/15/2021	2,198
Barclays Bank PLC	USD	2,024	INR	151,295	01/07/2022	(15,431)
Barclays Bank PLC	USD	257	KRW	302,623	01/20/2022	(1,620)
Barclays Bank PLC	USD	937	CLP	770,682	01/21/2022	(10,499)
Barclays Bank PLC	USD	172	IDR	2,454,626	01/27/2022	(1,216)
Barclays Bank PLC	USD	486	IDR	7,016,597	01/27/2022	498
BNP Paribas SA	HUF	248,206	USD	838	12/07/2021	65,696
BNP Paribas SA	USD	2,512	CAD	3,156	12/15/2021	(41,862)
Citibank, NA	USD	674	SEK	5,980	12/15/2021	(9,917)
Credit Suisse International	CZK	11,610	USD	515	12/07/2021	(1,318)
Credit Suisse International	CNY	8,009	USD	1,255	12/09/2021	(2,446)
Credit Suisse International	GBP	538	USD	715	12/15/2021	(198)
Credit Suisse International	EUR	503	USD	567	12/15/2021	(3,918)
Credit Suisse International	USD	2,739	CNY	17,609	12/09/2021	25,204
Credit Suisse International	USD	304	HUF	97,986	12/07/2021	861
Credit Suisse International	USD	559	HUF	174,993	12/07/2021	(14,660)
Deutsche Bank AG	CLP	482,544	USD	596	01/21/2022	15,669
Deutsche Bank AG	INR	53,258	USD	706	01/07/2022	(1,025)
Deutsche Bank AG	RUB	21,606	USD	293	12/15/2021	2,490
Deutsche Bank AG	BRL	1,504	USD	274	12/02/2021	6,300
Deutsche Bank AG	GBP	432	USD	580	12/15/2021	5,371
Deutsche Bank AG	PEN	396	USD	97	01/21/2022	(197)
Deutsche Bank AG	PEN	346	USD	86	01/21/2022	835
Deutsche Bank AG	USD	268	BRL	1,504	12/02/2021	(93)
Deutsche Bank AG	USD	89	CLP	72,837	01/21/2022	(1,640)
Deutsche Bank AG	USD	1,598	RUB	117,786	12/15/2021	(13,575)
Deutsche Bank AG	USD	522	COP	2,048,065	01/21/2022	(11,568)
Deutsche Bank AG	USD	1,018	KRW	1,206,799	01/20/2022	890
Goldman Sachs International	HUF	183,971	USD	589	12/07/2021	16,557
Goldman Sachs International	RUB	112,435	USD	1,551	12/15/2021	38,428

34 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	ZAR	13,806	USD	867	01/25/2022	$5,289
Goldman Sachs International	RUB	4,506	USD	61	12/15/2021	(26)
Goldman Sachs International	BRL	1,708	USD	304	12/02/2021	106
Goldman Sachs International	AUD	891	USD	643	12/15/2021	7,714
Goldman Sachs International	USD	108	BRL	610	12/02/2021	525
Goldman Sachs International	USD	197	BRL	1,098	12/02/2021	(1,659)
Goldman Sachs International	USD	1,299	MYR	5,403	12/22/2021	(18,880)
Goldman Sachs International	USD	1,189	RUB	86,090	12/15/2021	(31,099)
HSBC Bank USA	KRW	1,119,129	USD	949	01/20/2022	3,595
HSBC Bank USA	INR	65,777	USD	863	01/07/2022	(10,066)
HSBC Bank USA	IDR	37,171	USD	3	01/27/2022	4
HSBC Bank USA	AUD	2,684	USD	1,962	12/15/2021	47,771
HSBC Bank USA	PLN	2,390	USD	620	12/07/2021	37,879
HSBC Bank USA	USD	961	TWD	26,965	01/20/2022	17,142
HSBC Bank USA	USD	1,821	INR	137,041	01/07/2022	(1,465)
HSBC Bank USA	USD	177	CLP	143,485	01/21/2022	(4,695)
Morgan Stanley Capital Services, Inc.	TWD	47,447	USD	1,695	01/20/2022	(26,538)
Morgan Stanley Capital Services, Inc.	BRL	8,713	USD	1,550	12/02/2021	538
Morgan Stanley Capital Services, Inc.	USD	1,551	BRL	8,713	12/02/2021	(1,656)
Standard Chartered Bank	INR	45,937	USD	617	01/07/2022	7,587
Standard Chartered Bank	PHP	14,594	USD	290	01/27/2022	935
Standard Chartered Bank	USD	959	IDR	13,777,108	01/27/2022	(2,707)
State Street Bank & Trust Co.	THB	76,063	USD	2,246	12/09/2021	(10,926)
State Street Bank & Trust Co.	THB	28,846	USD	872	12/09/2021	16,202
State Street Bank & Trust Co.	MXN	11,066	USD	541	01/13/2022	28,888
State Street Bank & Trust Co.	CZK	11,704	USD	517	12/07/2021	(3,021)
State Street Bank & Trust Co.	NOK	4,503	USD	498	12/15/2021	(157)
State Street Bank & Trust Co.	CZK	7,421	USD	340	12/07/2021	10,559

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	ZAR	1,873	USD	118	01/25/2022	$863
State Street Bank & Trust Co.	NZD	308	USD	217	12/15/2021	7,192
State Street Bank & Trust Co.	GBP	270	USD	363	12/15/2021	3,673
State Street Bank & Trust Co.	GBP	94	USD	128	01/14/2022	2,422
State Street Bank & Trust Co.	EUR	52	USD	59	12/15/2021	(378)
State Street Bank & Trust Co.	USD	92	NZD	133	12/15/2021	(1,598)
State Street Bank & Trust Co.	USD	169	EUR	148	12/15/2021	(1,195)
State Street Bank & Trust Co.	USD	125	CAD	156	12/15/2021	(2,460)
State Street Bank & Trust Co.	USD	519	CHF	481	12/15/2021	5,561
State Street Bank & Trust Co.	USD	805	PLN	3,258	12/07/2021	(11,694)
State Street Bank & Trust Co.	USD	172	AUD	242	12/15/2021	210
State Street Bank & Trust Co.	USD	402	EUR	355	12/15/2021	200
State Street Bank & Trust Co.	USD	383	CAD	489	12/15/2021	268
State Street Bank & Trust Co.	USD	490	NZD	721	12/15/2021	2,232
State Street Bank & Trust Co.	USD	454	PLN	1,897	12/07/2021	7,536
State Street Bank & Trust Co.	USD	114	NOK	993	12/15/2021	(4,453)
State Street Bank & Trust Co.	USD	189	NOK	1,618	01/20/2022	(10,251)
State Street Bank & Trust Co.	USD	665	MXN	14,222	01/13/2022	(7,480)
State Street Bank & Trust Co.	USD	707	CZK	15,732	12/07/2021	(7,488)
State Street Bank & Trust Co.	USD	408	JPY	46,618	12/15/2021	4,405
State Street Bank & Trust Co.	USD	714	THB	23,702	12/09/2021	(10,600)
State Street Bank & Trust Co.	USD	187	HUF	61,212	12/07/2021	3,601
UBS AG	RUB	37,684	USD	501	12/15/2021	(5,865)
UBS AG	RUB	20,586	USD	279	12/15/2021	1,535
UBS AG	BRL	8,917	USD	1,591	12/02/2021	5,330
UBS AG	TWD	4,344	USD	157	01/20/2022	(1,006)
UBS AG	NZD	3,879	USD	2,713	12/15/2021	65,455
UBS AG	CHF	2,339	USD	2,515	12/15/2021	(33,503)
UBS AG	USD	1,580	BRL	8,917	01/04/2022	(4,928)
UBS AG	USD	1,587	BRL	8,917	12/02/2021	(550)

						$114,318

36 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 37, 5 Year Index, 12/20/2026*	(5.00)%	Quarterly	3.30%	USD	1,000	$(85,539)	$(82,048)	$(3,491)
iTraxx Xover Series 36, 5 Year Index, 12/20/2026*	(5.00)	Quarterly	2.87	EUR	230	(27,974)	(24,712)	(3,262)

Sale Contracts
CDX-NAHY Series 36, 5 Year Index, 06/20/2026*	5.00	Quarterly	3.13	USD	13,180	1,134,864	1,154,509	(19,645)
CDX-NAHY Series 37, 5 Year Index, 12/20/2026*	5.00	Quarterly	3.30	USD	640	54,773	58,906	(4,133)
iTraxx Xover Series 35, 5 Year Index, 06/20/2026*	5.00	Quarterly	2.66	EUR	2,740	336,989	350,471	(13,482)
iTraxx Xover Series 36, 5 Year Index, 12/20/2026*	5.00	Quarterly	2.87	EUR	220	26,752	29,211	(2,459)

						$1,439,865	$1,486,337	$(46,472)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD 1,050	01/10/2022	3 Month LIBOR	1.941%	Quarterly/ Semi-Annual	$9,919	$	– 0	–	$9,919
CNY 740	02/17/2025	China 7-Day Reverse Repo Rate	2.547%	Quarterly	652		– 0	–	652

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
CNY 2,204	02/20/2025	China 7-Day Reverse Repo Rate	2.598%	Quarterly	$2,465	$	– 0	–	$2,465
CNY 2,236	02/21/2025	China 7-Day Reverse Repo Rate	2.620%	Quarterly	2,740		– 0	–	2,740
EUR 10	09/12/2029	6 Month EURIBOR	(0.157)%	Semi- Annual/ Annual	(145)		– 0	–	(145)
EUR 180	11/18/2029	6 Month EURIBOR	0.073%	Semi- Annual/ Annual	835		– 0	–	835
EUR 220	01/23/2030	6 Month EURIBOR	0.131%	Semi- Annual/ Annual	2,757		– 0	–	2,757
USD 80	02/12/2030	3 Month LIBOR	1.495%	Quarterly/ Semi-Annual	619		– 0	–	619
USD 670	06/10/2030	3 Month LIBOR	0.865%	Quarterly/ Semi-Annual	(30,050)		– 0	–	(30,050)
EUR 430	06/11/2030	6 Month EURIBOR	(0.045)%	Semi- Annual/ Annual	(3,028)		3		(3,031)
EUR 60	06/19/2030	6 Month EURIBOR	(0.119)%	Semi- Annual/ Annual	(904)		(3)		(901)
USD 40	06/19/2030	3 Month LIBOR	0.725%	Quarterly/ Semi-Annual	(2,294)		– 0	–	(2,294)
USD 760	08/04/2030	3 Month LIBOR	0.536%	Quarterly/ Semi-Annual	(57,424)		– 0	–	(57,424)
EUR 520	08/05/2030	6 Month EURIBOR	(0.232)%	Semi-Annual/ Annual	(14,708)		– 0	–	(14,708)
USD 320	08/20/2030	3 Month LIBOR	0.645%	Quarterly/ Semi-Annual	(21,401)		– 0	–	(21,401)
USD 1,510	10/21/2030	3 Month LIBOR	0.794%	Quarterly/ Semi-Annual	(86,072)		– 0	–	(86,072)
EUR 600	10/22/2030	6 Month EURIBOR	(0.280)%	Semi- Annual/ Annual	(21,496)		– 0	–	(21,496)
USD 480	11/12/2030	3 Month LIBOR	0.938%	Quarterly/ Semi-Annual	(21,892)		– 0	–	(21,892)
EUR 190	11/12/2030	6 Month EURIBOR	(0.169)%	Semi- Annual/ Annual	(4,766)		– 0	–	(4,766)
USD 490	05/11/2031	3 Month LIBOR	1.560%	Quarterly/ Semi-Annual	3,322		– 0	–	3,322

38 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
EUR 490	05/11/2031	6 Month EURIBOR	0.115%	Semi-Annual/ Annual	$1,168	$1		$1,167
USD 200	08/18/2031	3 Month LIBOR	1.262%	Quarterly/ Semi-Annual	(3,685)	– 0	–	(3,685)
GBP 920	08/19/2031	1 Day SONIA	0.539%	Annual	(29,655)	– 0	–	(29,655)
CAD 550	08/19/2031	3 month CDOR	1.595%	Semi-Annual	(14,905)	– 0	–	(14,905)
EUR 150	08/19/2031	6 Month EURIBOR	(0.116)%	Semi- Annual/ Annual	(3,665)	– 0	–	(3,665)
USD 5,570	08/23/2031	3 Month LIBOR	1.255%	Quarterly/ Semi-Annual	(107,969)	– 0	–	(107,969)
AUD 1,240	08/23/2031	6 Month BBSW	1.207%	Semi-Annual	(61,836)	– 0	–	(61,836)
JPY 440,350	08/27/2031	1 Day TONAR	(0.015)%	Annual	(20,018)	(3,369)		(16,649)
AUD 100	08/27/2031	6 Month BBSW	1.345%	Semi-Annual	(4,082)	– 0	–	(4,082)
CHF 670	09/14/2031	1 Day SARON	(0.085)%	Annual	(4,507)	2,318		(6,825)
SEK 930	10/04/2031	3 Month STIBOR	0.888%	Quarterly/ Annual	704	– 0	–	704
NZD 230	10/04/2031	3 Month BKBM	2.265%	Quarterly/ Semi-Annual	(5,227)	– 0	–	(5,227)
AUD 330	10/05/2031	6 Month BBSW	1.640%	Semi-Annual	(7,584)	– 0	–	(7,584)
SEK 1,550	10/06/2031	3 Month STIBOR	0.888%	Quarterly/ Annual	1,167	– 0	–	1,167
NZD 290	10/06/2031	3 Month BKBM	2.198%	Quarterly/ Semi-Annual	(7,796)	– 0	–	(7,796)
CHF 90	10/06/2031	1 Day SARON	0.021%	Annual	378	– 0	–	378
CAD 620	10/19/2031	2.065%	3 month CDOR	Semi-Annual	(2,860)	– 0	–	(2,860)
GBP 530	10/19/2031	1.052%	1 Day SONIA	Annual	(16,779)	– 0	–	(16,779)
AUD 460	10/20/2031	6 Month BBSW	1.870%	Semi-Annual	(3,935)	– 0	–	(3,935)
NOK 5,560	10/21/2031	1.983%	6 Month NIBOR	Annual/ Semi-Annual	(16,411)	– 0	–	(16,411)
EUR 260	10/21/2031	6 Month EURIBOR	0.274%	Semi- Annual/ Annual	4,664	– 0	–	4,664
USD 105	11/02/2031	1.561%	3 Month LIBOR	Semi- Annual/ Quarterly	(649)	– 0	–	(649)
USD 315	11/03/2031	1.579%	3 Month LIBOR	Semi- Annual/ Quarterly	(2,466)	123		(2,589)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
JPY 34,220	11/09/2031	1 Day TONAR	0.048%	Annual	$172	$	– 0	–	$172
USD 110	11/09/2031	1.516%	3 Month LIBOR	Semi- Annual/ Quarterly	(176)		– 0	–	(176)
USD 490	11/17/2031	3 Month LIBOR	1.664%	Quarterly/ Semi- Annual	7,438		– 0	–	7,438
USD 430	11/17/2031	3 Month LIBOR	1.690%	Quarterly/ Semi- Annual	6,358		– 0	–	6,358
AUD 130	11/17/2031	6 Month BBSW	2.100%	Semi- Annual	685		– 0	–	685
JPY 24,300	11/18/2031	1 Day TONAR	0.068%	Annual	539		– 0	–	539
EUR 330	11/18/2031	6 Month EURIBOR	0.174%	Semi- Annual/ Annual	1,824		– 0	–	1,824
CHF 60	11/19/2031	1 Day SARON	0.100%	Annual	693		– 0	–	693
USD 220	08/21/2045	3 Month LIBOR	2.630%	Quarterly/ Semi- Annual	43,759		– 0	–	43,759
USD 70	09/04/2045	3 Month LIBOR	2.708%	Quarterly/ Semi- Annual	14,980		– 0	–	14,980

					$(470,547)		$(927)		$(469,620)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
JPMorgan Chase Bank, NA
JPABSAA1(1)	0.14%	Maturity	USD	4,594	12/31/2021	$	– 0	–
Morgan Stanley Capital Services LLC
KOSPI 200 Futures	0.00%	Monthly	KRW	186,675	12/09/2021	(6,501)
KOSPI 200 Futures	0.00%	Monthly	KRW	186,675	12/09/2021	(7,827)
KOSPI 200 Futures	0.00%	Monthly	KRW	186,675	12/09/2021	(9,070)
KOSPI 200 Futures	0.00%	Monthly	KRW	186,675	12/09/2021	(15,490)
KOSPI 200 Futures	0.00%	Monthly	KRW	466,688	12/09/2021	(27,268)
RTS Futures	0.00%	Monthly	USD	99	12/16/2021	(70)
RTS Futures	0.00%	Monthly	USD	178	12/16/2021	(24,526)

40 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
RTS Futures	0.00%	Monthly	USD	280	12/16/2021	$(35,200)
Swiss Market Index Futures	0.00%	Monthly	CHF	364	12/17/2021	(7,447)

Pay Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
IBOVESPA Futures	0.00%	Monthly	BRL	1,026	12/15/2021	6,938
IBOVESPA Futures	0.00%	Monthly	BRL	410	12/15/2021	163

						$(126,298)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(d)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2021, the aggregate market value of these securities amounted to $2,244,508 or 2.4% of net assets.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Affiliated investments.

(g)	Defaulted.

(h)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ADR – American Depositary Receipt

BBSW – Bank Bill Swap Reference Rate (Australia)

BIST – Borsa Istanbul Stock Exchange

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-NAHY – North American High Yield Credit Default Swap Index

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

ICE – Intercontinental Exchange

KLCI – Kuala Lumpur Composite Index

KOSPI – Korea Composite Stock Price Index

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

RTS – Russian Trading System

SARON – Swiss Average Rate Overnight

SET – Stock Exchange of Thailand

SGX – Singapore Exchange

SONIA – Sterling Overnight Index Average

STIBOR – Stockholm Interbank Offered Rate

TONAR – Tokyo Overnight Average Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

WIG – Warszawski Indeks Gieldowy

(1)	The following table represents the 50 largest (long/(short)) equity basket holdings underlying the total return swap in JPABSAA1 as of November 30, 2021.

Security Description	Shares	Current Notional		Percent of Basket’s Value
S&P 500 Total Return Index	(261)	USD	(2,496,995)	(54.4)%
MSCI Daily TR Gross EAFE Index	(112)		(1,114,818)	(24.3)%
JPMorgan Cash Index	(2,739)		(835,108)	(18.2)%
Microsoft Corp.	706		233,394	5.1%
Alphabet, Inc.	55		156,649	3.4%
AutoZone, Inc.	64		116,923	2.5%
Apple, Inc.	702		116,020	2.5%
MSCI Daily TR Gross Canada Index	(11)		(114,766)	(2.5)%
Roche Holding AG	272		105,637	2.3%
Oracle Corp.	1,124		102,025	2.2%
Paychex, Inc.	829		98,865	2.2%
UnitedHealth Group, Inc.	208		92,545	2.0%
Novo Nordisk A/S	800		85,322	1.9%
Amazon.com, Inc.	24		83,968	1.8%
Koninklijke Ahold Delhaize	2,421		80,808	1.8%
Royal Bank of Canada	793		78,099	1.7%
S&P Global, Inc.	171		78,099	1.7%
RELX PLC	2,488		76,745	1.7%
Walmart, Inc.	536		75,390	1.6%
Home Depot, Inc. (The)	185		74,036	1.6%

42 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional		Percent of Basket’s Value
Meta Platforms Inc.	223	USD	72,230	1.6%
Constellation Software, Inc. (Canada)	42		71,779	1.6%
Capgemini SE	285		65,459	1.4%
Procter & Gamble Co. (The)	440		63,653	1.4%
Salmar ASA	1,004		63,202	1.4%
Partners Group Holding AG	37		63,202	1.4%
JPMorgan Chase & Co.	395		62,750	1.4%
Swedish Match AB	8,522		61,847	1.3%
Royal Dutch Shell PLC	28		59,139	1.3%
Wolters Kluwer NV	529		59,139	1.3%
Visa, Inc.	301		58,236	1.3%
Merck & Co., Inc.	723		54,173	1.2%
Adobe Inc.	80		53,721	1.2%
Deckers Outdoor Corp.	133		53,721	1.2%
Nippon Telegraph & Telephone Co.	1,936		53,270	1.2%
CME Group, Inc.	231		51,013	1.1%
Bank Leumi Le-Israel	53		51,013	1.1%
Thermo Fisher Scientific Inc.	79		50,110	1.1%
Toronto-Dominion Bank (The)	687		48,304	1.1%
Booz Allen Hamilton Holding Co.	559		46,950	1.0%
NextEra Energy Inc.	536		46,498	1.0%
Anthem, Inc.	112		45,595	1.0%
Assa Abloy	1,630		45,595	1.0%
Progressive Corp.	486		45,144	1.0%
Broadcom Inc.	82		45,144	1.0%
DBS Group Holdings Ltd.	2,052		44,693	1.0%
Sony Group Corp.	356		43,338	0.9%
Electronic Arts Inc.	338		41,984	0.9%
NortonLifeLock Inc.	1,635		40,630	0.9%
Oracle Corp. (Japan)	413		40,630	0.9%
Other Long	28,465		1,259,064	27.4%

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 43

STATEMENT OF ASSETS & LIABILITIES

November 30, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $46,952,723)	$48,658,612	(a)
Affiliated issuers (cost $42,493,047—including investment of cash collateral for securities loaned of $726,871)	42,372,198
Cash collateral due from broker	2,155,517
Foreign currencies, at value (cost $3,014,510)	2,992,250
Receivable for investment securities sold and foreign currency transactions	695,342
Unrealized appreciation on forward currency exchange contracts	663,324
Unaffiliated dividends and interest receivable	163,227
Receivable for terminated centrally cleared credit default swaps	116,544
Receivable for capital stock sold	99,121
Affiliated dividends receivable	79,069
Receivable for variation margin on centrally cleared swaps	26,811
Unrealized appreciation on total return swaps	7,101

Total assets	98,029,116

Liabilities
Due to custodian	160,748
Cash collateral due to broker	1,700,000
Payable for investment securities purchased and foreign currency transactions	1,173,187
Payable for collateral received on securities loaned	726,871
Unrealized depreciation on forward currency exchange contracts	549,006
Unrealized depreciation on total return swaps	133,399
Payable for variation margin on futures	130,236
Payable for terminated centrally cleared credit default swaps	116,394
Payable for capital stock redeemed	83,352
Payable for terminated total return swaps	46,851
Foreign capital gains tax payable	6,467
Directors’ fees payable	4,852
Distribution fee payable	2,481
Transfer Agent fee payable	1,405
Advisory fee payable	1,103
Accrued expenses	312,147

Total liabilities	5,148,499

Net Assets	$92,880,617

Composition of Net Assets
Capital stock, at par	$991
Additional paid-in capital	102,835,359
Accumulated loss	(9,955,733)

Net Assets	$92,880,617

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$9,897,252	1,057,407	$9.36	*

C	$486,127	51,892	$9.37

Advisor	$82,497,238	8,801,040	$9.37

(a)	Includes securities on loan with a value of $1,185,887 (see Note E).

*	The maximum offering price per share for Class A shares was $9.78 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 45

STATEMENT OF OPERATIONS

Year Ended November 30, 2021

Investment Income
Dividends
Affiliated issuers	1,473,368
Unaffiliated issuers (net of foreign taxes withheld of $56,229)	1,196,011
Interest (net of foreign taxes withheld of $2,933)	218,614
Securities lending income	18,192	$2,906,185

Expenses
Advisory fee (see Note B)	504,114
Distribution fee—Class A	20,702
Distribution fee—Class C	5,958
Transfer agency—Class A	3,680
Transfer agency—Class C	290
Transfer agency—Advisor Class	36,504
Custody and accounting	208,320
Audit and tax	137,139
Administrative	95,875
Registration fees	56,633
Legal	41,214
Printing	21,980
Directors’ fees	19,626
Miscellaneous	31,082

Total expenses	1,183,117
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(610,251)

Net expenses		572,866

Net investment income		2,333,319

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(631,797)
Investment transactions(a)		5,516,521
Forward currency exchange contracts		323,715
Futures		(137,958)
Options written		144,376
Swaps		421,919
Foreign currency transactions		143,453
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		998,339
Investments(b)		(1,491,999)
Forward currency exchange contracts		98,653
Futures		(160,441)
Swaps		(1,079,608)
Foreign currency denominated assets and liabilities		(91,397)

Net gain on investment and foreign currency transactions		4,053,776

Contributions from Affiliates (see Note B)		70

Net Increase in Net Assets from Operations		$6,387,165

(a)	Net of foreign realized capital gains taxes of $849.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $952.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2021	Year Ended November 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,333,319	$2,976,616
Net realized gain (loss) on investment and foreign currency transactions	5,780,229	(10,802,418)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,726,453)	1,339,194
Contributions from Affiliates (see Note B)	70	– 0	–

Net increase (decrease) in net assets from operations	6,387,165	(6,486,608)
Distributions to Shareholders
Class A	(268,120)	(286,500)
Class C	(15,088)	(33,929)
Advisor Class	(2,855,141)	(4,028,729)
Return of Capital
Class A	(44,170)	– 0	–
Class C	(2,486)	– 0	–
Advisor Class	(470,354)	– 0	–
Capital Stock Transactions
Net decrease	(4,103,075)	(3,051,229)

Total decrease	(1,371,269)	(13,886,995)
Net Assets
Beginning of period	94,251,886	108,138,881

End of period	$92,880,617	$94,251,886

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2021

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2021:

Investments in Securities:	Level 1	Level 2	Level 3			Total
Assets:
Common Stocks:
Information Technology	$7,905,549	$644,375	$	– 0	–	$8,549,924
Financials	2,504,878	2,238,420		– 0	–	4,743,298
Health Care	3,324,705	999,247		– 0	–	4,323,952
Consumer Discretionary	2,900,291	977,551		– 0	–	3,877,842

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2		Level 3			Total
Communication Services	$2,230,001		$600,934		$	– 0	–	$2,830,935
Industrials	1,540,157		664,461			– 0	–	2,204,618
Energy	920,575		544,033			– 0	–	1,464,608
Real Estate	1,266,090		191,072			– 0	–	1,457,162
Materials	475,994		769,706			– 0	–	1,245,700
Consumer Staples	753,622		309,908			– 0	–	1,063,530
Utilities	449,473		190,940			– 0	–	640,413
Investment Companies	15,120,449		– 0	–		– 0	–	15,120,449
Preferred Stocks	6,578,101		– 0	–		– 0	–	6,578,101
Emerging Markets – Sovereigns	– 0	–	2,251,201			– 0	–	2,251,201
Options Purchased – Puts	– 0	–	1,867,825			– 0	–	1,867,825
Governments – Treasuries	– 0	–	586,744			– 0	–	586,744
Emerging Markets – Treasuries	– 0	–	270,472			– 0	–	270,472
Quasi-Sovereigns	– 0	–	127,317			– 0	–	127,317
Short-Term Investments:
Investment Companies	26,524,878		– 0	–		– 0	–	26,524,878
U.S. Treasury Bills	– 0	–	4,574,970			– 0	–	4,574,970
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	726,871		– 0	–		– 0	–	726,871

Total Investments in Securities	73,221,634		17,809,176			– 0	–	91,030,810
Other Financial Instruments(a):
Assets:
Futures	167,820		– 0	–		– 0	–	167,820	(b)
Forward Currency Exchange Contracts	– 0	–	663,324			– 0	–	663,324
Centrally Cleared Credit Default Swaps	– 0	–	1,553,378			– 0	–	1,553,378	(b)
Centrally Cleared Interest Rate Swaps	– 0	–	107,838			– 0	–	107,838	(b)
Total Return Swaps	– 0	–	7,101			– 0	–	7,101
Liabilities:
Futures	(482,937)		– 0	–		– 0	–	(482,937	)(b)
Forward Currency Exchange Contracts	– 0	–	(549,006)			– 0	–	(549,006)
Centrally Cleared Credit Default Swaps	– 0	–	(113,513)			– 0	–	(113,513	)(b)
Centrally Cleared Interest Rate Swaps	– 0	–	(578,385)			– 0	–	(578,385	)(b)
Total Return Swaps	– 0	–	(133,399)			– 0	–	(133,399)

Total	$72,906,517		$18,766,514		$	– 0	–	$91,673,031

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as

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NOTES TO FINANCIAL STATEMENTS (continued)

adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% for the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .99%, 1.74% and .74% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the year ended November 30, 2021, such reimbursements/waivers amounted to $381,586. The Expense Caps may not be terminated by the Adviser before February 28, 2022.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2021, the Adviser voluntarily agreed to waive such fees in the amount of $95,875.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,923 for the year ended November 30, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $165 from the sale of Class A shares and received $37 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2021, such waiver amounted to $10,380.

The Fund currently invests in AB High Income Fund, Inc. (“ABHI”), an open-end management investment company managed by the Adviser. The Adviser has contractually agreed to waive its management fees and/or bear Fund expenses through February 28, 2022 in an amount equal to the Fund’s proportionate share of all advisory fees and other expenses of ABHI that are indirectly borne by the Fund. For the year ended November 30, 2021, such waiver amounted to $122,401.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2021 is as follows:

											Distributions
Fund	Market Value 11/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 11/30/21 (000)	Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$13,316	$105,837	$92,628	$	– 0	–	$	– 0	–	$26,525	$2		$	– 0	–
AB High Income Fund, Inc.	35,037	2,678	22,961		(632)			998		15,120	1,471			– 0	–
Government Money Market Portfolio*	537	10,693	10,503		– 0	–		– 0	–	727	0	**		– 0	–

Total					$(632)			$998		$42,372	$1,473		$	– 0	–

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the year ended November 30, 2021, the Adviser reimbursed the Fund $70 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,770 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$57,054,443		$82,158,663
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost		$91,703,395

Gross unrealized appreciation		$4,705,313
Gross unrealized depreciation		(6,334,940)

Net unrealized depreciation	$	(1,629,627)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are

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NOTES TO FINANCIAL STATEMENTS (continued)

known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended November 30, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

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The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended November 30, 2021, the Fund held purchased options for hedging and non-hedging purposes. During the year ended November 30, 2021, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below

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under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on

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requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

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Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended November 30, 2021, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments

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previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended November 30, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended November 30, 2021, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

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The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended November 30, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$13,495	*	Receivable/Payable for variation margin on futures	$294	*

Equity contracts	Receivable/Payable for variation margin on futures	154,325	*	Receivable/Payable for variation margin on futures	482,643	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	46,472	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	107,837	*	Receivable/Payable for variation margin on centrally cleared swaps	577,457	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	663,324		Unrealized depreciation on forward currency exchange contracts	549,006

Equity contracts	Investments in securities, at value	1,867,825

Equity contracts	Unrealized appreciation on total return swaps	7,101		Unrealized depreciation on total return swaps	133,399

Total		$2,813,907			$1,789,271

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$126,962	$9,923

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(264,920)	(170,364)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	323,715	98,653

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(4,742)	– 0	–

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,723,077)	652,173

Credit contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	4,347	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	140,029	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	498,847	(815,596)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$230,063	$(184,296)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(306,991)	(79,716)

Total		$(975,767)	$(489,223)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2021:

Futures:
Average notional amount of buy contracts	$20,563,506
Average notional amount of sale contracts	$7,699,204
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$23,158,518
Average principal amount of sale contracts	$24,231,028
Purchased Options:
Average notional amount	$51,165,635	(a)
Options Written:
Average notional amount	$9,589,668	(b)
Inflation Swaps:
Average notional amount	$9,310,000	(c)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$26,231,579
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$1,423,382	(d)
Average notional amount of sale contracts	$14,299,447	(e)
Total Return Swaps:
Average notional amount	$10,048,752

(a)	Positions were open for ten months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for eleven months during the year.

(d)	Positions were open for two months during the year.

(e)	Positions were open for nine months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$367,579	$(92,151)	$(240,000)	$	– 0	–	$35,428
Barclays Bank PLC	168,311	(138,094)	– 0	–	– 0	–	30,217
BNP Paribas SA	65,696	(41,862)	– 0	–	– 0	–	23,834
Credit Suisse International	26,065	(22,540)	– 0	–	– 0	–	3,525
Deutsche Bank AG	31,555	(28,098)	– 0	–	– 0	–	3,457
Goldman Sachs International	68,619	(51,664)	– 0	–	– 0	–	16,955
HSBC Bank USA	106,391	(16,226)	– 0	–	– 0	–	90,165
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	7,639	(7,639)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	8,522	(2,707)	– 0	–	– 0	–	5,815
State Street Bank & Trust Co.	93,812	(71,701)	– 0	–	– 0	–	22,111
UBS AG	1,594,061	(45,852)	(1,460,000)	– 0	–	88,209

Total	$2,538,250	$(518,534)	$(1,700,000)	$	– 0	–	$319,716	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$92,151	$(92,151)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	138,094	(138,094)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	41,862	(41,862)	– 0	–	– 0	–	– 0	–
Citibank, NA	9,917	– 0	–	– 0	–	– 0	–	9,917
Credit Suisse International	22,540	(22,540)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	28,098	(28,098)	– 0	–	– 0	–	– 0	–
Goldman Sachs International	51,664	(51,664)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	16,226	(16,226)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	161,593	(7,639)	(153,954)	– 0	–	– 0	–
Standard Chartered Bank	2,707	(2,707)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	71,701	(71,701)	– 0	–	– 0	–	– 0	–
UBS AG	45,852	(45,852)	– 0	–	– 0	–	– 0	–

Total	$682,405	$(518,534)	$(153,954)	$	– 0	–	$9,917	^

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*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence

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of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$1,185,887	$726,871	$520,069	$18,127	$65	$9

*	As of November 30, 2021.

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NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2021	Year Ended November 30, 2020		Year Ended November 30, 2021	Year Ended November 30, 2020

Class A
Shares sold	359,195	58,049		$3,394,142	$571,095

Shares issued in reinvestment of dividends	30,345	28,692		287,240	252,993

Shares converted from Class C	2,833	– 0	–	27,168	– 0	–

Shares redeemed	(63,925)	(108,278)		(606,436)	(897,189)

Net increase (decrease)	328,448	(21,537)		$3,102,114	$(73,101)

Class C
Shares sold	729	26,776		$6,960	$264,853

Shares issued in reinvestment of dividends	1,346	2,432		12,729	21,460

Shares converted to Class A	(2,833)	– 0	–	(27,168)	– 0	–

Shares redeemed	(40,330)	(47,404)		(377,822)	(424,605)

Net decrease	(41,088)	(18,196)		$(385,301)	$(138,292)

Advisor Class
Shares sold	2,384,491	3,743,456		$22,647,233	$33,372,624

Shares issued in reinvestment of dividends	266,566	361,269		2,524,008	3,192,212

Shares redeemed	(3,386,718)	(4,566,651)		(31,991,129)	(39,404,672)

Net decrease	(735,661)	(461,926)		$(6,819,888)	$(2,839,836)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its

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obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for

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NOTES TO FINANCIAL STATEMENTS (continued)

the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligation to the Fund.

Short Sale Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2021 and November 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$3,138,349	$4,349,158

Total taxable distributions	3,138,349	4,349,158
Return of Capital	517,010	– 0	–

Total distributions paid	$3,655,359	$4,349,158

As of November 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(8,287,709	)(a)
Unrealized appreciation/(depreciation)	(1,647,331	)(b)

Total accumulated earnings/(deficit)	$(9,935,040	)(c)

(a)

As of November 30, 2021, the Fund had a net capital loss carryforward of $7,595,084. During the fiscal year, the Fund utilized $4,443,404 of capital loss carry forwards to offset current year net realized gains. As of November 30, 2021, the cumulative deferred loss on straddles was $692,625.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2021, the Fund had a net short-term capital loss carryforward of $5,344,781 and a net long-term capital loss carryforward of $2,250,303, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 9.09	$ 9.94	$ 9.30	$ 10.43	$ 9.90

Income From Investment Operations

Net investment income(a)(b)	.21	.26	.33	.48	.45

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.42	(.73)	.74	(.95)	.72

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.63	(.47)	1.07	(.47)	1.17

Less: Dividends and Distributions

Dividends from net investment income	(.31)	(.38)	(.43)	(.45)	(.64)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.21)	– 0	–

Return of Capital	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.38)	(.43)	(.66)	(.64)

Net asset value, end of period	$ 9.36	$ 9.09	$ 9.94	$ 9.30	$ 10.43

Total Return

Total investment return based on net asset value(d)	6.95%	(4.51)%	11.77%	(4.80)%	12.30%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,897	$6,624	$7,463	$5,590	$5,247

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.85%	.76%	.78%	.74%	.76%

Expenses, before waivers/reimbursements(e)‡	1.52%	1.37%	1.41%	1.37%	1.80%

Net investment income(b)	2.22%	2.87%	3.43%	4.85%	4.39%

Portfolio turnover rate	86%	105%	77%	74%	69%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.15%	.24%	.24%	.26%	.23%

See footnote summary on page 79.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 9.09	$ 9.94	$ 9.30	$ 10.44	$ 9.90

Income From Investment Operations

Net investment income(a)(b)	.16	.19	.25	.40	.37

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	(.73)	.75	(.95)	.73

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.56	(.54)	1.00	(.55)	1.10

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.31)	(.36)	(.38)	(.56)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.21)	– 0	–

Return of Capital	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.28)	(.31)	(.36)	(.59)	(.56)

Net asset value, end of period	$ 9.37	$ 9.09	$ 9.94	$ 9.30	$ 10.44

Total Return

Total investment return based on net asset value(d)	6.17%	(5.25)%	10.98%	(5.57	)%(f)	11.42%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$486	$845	$1,105	$704	$426

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.59%	1.51%	1.53%	1.49%	1.52%

Expenses, before waivers/reimbursements(e)‡	2.25%	2.12%	2.16%	2.13%	2.65%

Net investment income(b)	1.68%	2.15%	2.65%	4.11%	3.63%

Portfolio turnover rate	86%	105%	77%	74%	69%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.15%	.24%	.24%	.26%	.23%

See footnote summary on page 79.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 9.10	$ 9.96	$ 9.32	$ 10.45	$ 9.91

Income From Investment Operations

Net investment income(a)(b)	.25	.28	.36	.50	.47

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	(.73)	.73	(.95)	.73

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.65	(.45)	1.09	(.45)	1.20

Less: Dividends and Distributions

Dividends from net investment income	(.33)	(.41)	(.45)	(.47)	(.66)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.21)	– 0	–

Return of Capital	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.38)	(.41)	(.45)	(.68)	(.66)

Net asset value, end of period	$ 9.37	$ 9.10	$ 9.96	$ 9.32	$ 10.45

Total Return

Total investment return based on net asset value(d)	7.20%	(4.35)%	12.03%	(4.56)%	12.53%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$82,498	$86,783	$99,571	$97,826	$89,667

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.60%	.51%	.53%	.49%	.52%

Expenses, before waivers/reimbursements(e)‡	1.26%	1.12%	1.15%	1.12%	1.61%

Net investment income(b)	2.58%	3.12%	3.77%	5.09%	4.64%

Portfolio turnover rate	86%	105%	77%	74%	69%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.15%	.24%	.24%	.26%	.23%

See footnote summary on page 79.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

	Year Ended November 30,
	2021	2020	2019	2018	2017
Class A	.14%	.23%	.21%	.25%	.22%
Class C	.14%	.23%	.21%	.25%	.22%
Advisor Class	.14%	.23%	.21%	.25%	.22%

(f)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB All Market Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB All Market Income Portfolio (the “Fund”) (one of the funds constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of November 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Cap Fund, Inc.) at November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2022

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2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2021. For individual shareholders, the Fund designates 26.43% of dividends paid as qualified dividend income. For corporate shareholders, 12.77% of dividends paid qualify for the dividends received deduction.

For foreign shareholders, 24.41% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Karen Watkin(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its Multi-Asset Solutions Team. Messrs. Harting and Loewy and Ms. Watkin are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.

		74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2014)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2014)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 73 (2014)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016 and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 69 (2014)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of Board IQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chair of the Audit Committees, of the AB Funds since 2008.	74	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain Information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Morgan C. Harting 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Daniel J. Loewy 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Karen Watkin 44	Vice President	Portfolio Manager for the Multi-Asset Solutions business in EMEA and Senior Vice President of the Adviser, with which she has been associated since prior to 2017.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Income Portfolio (the “Fund”) at a meeting held by video conference on August 3-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund since its inception in December 2014. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 95

relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to the those of the Fund, on the other. The directors noted that the Adviser may, in some

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cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense

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ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 99

NOTES

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AB ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMI-0151-1121

NOV    11.30.21

ANNUAL REPORT

AB SMALL CAP VALUE PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Small Cap Value Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 1

ANNUAL REPORT

January 6, 2022

This report provides management’s discussion of fund performance for the AB Small Cap Value Portfolio for the annual reporting period ended November 30, 2021.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2021 (unaudited)

	6 Months	12 Months

AB SMALL CAP VALUE PORTFOLIO

Class A Shares	-4.38%	39.92%

Class C Shares	-4.71%	38.82%

Advisor Class Shares[1]	-4.22%	40.26%

Russell 2000 Value Index	-3.31%	33.01%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 2000 Value Index, for the six- and 12-month periods ended November 30, 2021.

During the 12-month period, all share classes outperformed the benchmark, before sales charges. Overall security selection contributed most, relative to the benchmark, primarily within the industrials and consumer-discretionary sectors, while selection within energy and consumer staples detracted. Sector selection also contributed, led by underweights to health care and utilities. An underweight to energy detracted from overall performance.

During the six-month period, all share classes underperformed the benchmark, before sales charges. Security selection detracted, mainly within the financials and technology sectors, while selection within real estate and consumer discretionary contributed. Sector selection was positive, as losses from an overweight to consumer discretionary and an underweight to real estate were offset by an underweight to health care and an overweight to industrials.

The Fund did not utilize derivatives during the six- or 12-month periods.

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MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded double-digit returns and emerging markets ended in positive territory but lagged developed-market returns during the 12-month period ended November 30, 2021. Equity markets were supported by accommodative monetary policy and strong company earnings growth that remained resilient despite rising inflation. Emerging markets experienced periods of weakness later in the period largely due to economic turbulence in China and as a number of emerging-market central banks raised interest rates to rein in inflation. Periods of market volatility sent risk assets lower but were brief as investors continued to buy the dip. Toward the end of the period, equity markets came under pressure as COVID-19 concerns, especially the emergence of the coronavirus omicron variant, dominated investor sentiment amid escalating fears that a new wave of restrictions could derail the economic recovery. Stock markets gave back more gains after comments from the US Federal Reserve suggested that, given higher inflation readings, it might need to accelerate the tapering of bond purchases, increasing the probability of US interest-rate rises in 2022 earlier than previously expected. In smaller-cap markets, value outperformed growth, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals and attractive long-term earnings prospects. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a portfolio of equity securities of small-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-capitalization companies. For purposes of this policy, small-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $2.5 billion or the largest company in the Russell 2000 Value Index.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of the securities.

The Adviser seeks to manage the overall portfolio volatility relative to the Russell 2000 Value Index by favoring promising securities that offer the best balance between return and targeted risk.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Value Index represents the performance of small-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future

4 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 5

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/3/20141 TO 11/30/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Small Cap Value Portfolio Class A shares (from 12/3/20141 to 11/30/2021) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/3/2014.

6 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	39.92%	33.99%

5 Years	8.47%	7.53%

Since Inception[1]	9.72%	9.05%

CLASS C SHARES

1 Year	38.82%	37.82%

5 Years	7.66%	7.66%

Since Inception[1]	8.90%	8.90%

ADVISOR CLASS SHARES[2]

1 Year	40.26%	40.26%

5 Years	8.75%	8.75%

Since Inception[1]	10.00%	10.00%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.21%, 1.97% and 0.96% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/3/2014.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	29.46%

5 Years	8.15%

Since Inception[1]	9.74%

CLASS C SHARES

1 Year	33.20%

5 Years	8.28%

Since Inception[1]	9.58%

ADVISOR CLASS SHARES[2]

1 Year	35.52%

5 Years	9.36%

Since Inception[1]	10.69%

1	Inception date: 12/3/2014.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$956.20	$5.79	1.18%
Hypothetical**	$1,000	$1,019.15	$5.97	1.18%
Class C
Actual	$1,000	$952.90	$9.30	1.90%
Hypothetical**	$1,000	$1,015.54	$9.60	1.90%
Advisor Class
Actual	$1,000	$957.80	$4.56	0.93%
Hypothetical**	$1,000	$1,020.41	$4.71	0.93%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

10 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

November 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $634.1

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Goodyear Tire & Rubber Co. (The)	$12,554,673	2.0%

Herc Holdings, Inc.	11,696,279	1.8

Independence Realty Trust, Inc.	11,590,681	1.8

ArcBest Corp.	11,093,470	1.8

Shyft Group, Inc. (The)	10,310,084	1.6

STAG Industrial, Inc.	9,905,952	1.6

Taylor Morrison Home Corp. – Class A	9,706,188	1.5

Cactus, Inc. – Class A	9,606,800	1.5

MEDNAX, Inc.	9,564,499	1.5

A10 Networks, Inc.	9,529,714	1.5

	$105,558,340	16.6%

1	All data are as of November 30, 2021. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS

November 30, 2021

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.6%
Financials – 23.0%
Banks – 15.0%
1st Source Corp.	126,726	$5,861,078
Associated Banc-Corp.	251,730	5,512,887
Bank of Marin Bancorp	106,882	3,702,392
Berkshire Hills Bancorp, Inc.	313,870	8,383,468
Carter Bankshares, Inc.(a)	258,437	3,749,921
HarborOne Bancorp, Inc.	515,025	7,153,697
Heritage Financial Corp./WA	244,532	5,729,385
Independent Bank Group, Inc.	93,900	6,519,477
Pacific Premier Bancorp, Inc.	159,884	6,195,505
Sandy Spring Bancorp, Inc.	125,181	5,874,744
Synovus Financial Corp.	165,725	7,505,685
Texas Capital Bancshares, Inc.(a)	147,435	8,303,539
TriCo Bancshares	142,653	6,014,250
Umpqua Holdings Corp.	356,414	6,793,251
Webster Financial Corp.	149,173	8,038,933

		95,338,212

Capital Markets – 2.3%
Moelis & Co.	119,908	7,351,560
Stifel Financial Corp.	103,630	7,358,766

		14,710,326

Insurance – 2.4%
Hanover Insurance Group, Inc. (The)	56,520	6,881,310
Selective Insurance Group, Inc.	105,972	8,005,125

		14,886,435

Thrifts & Mortgage Finance – 3.3%
BankUnited, Inc.	204,683	8,113,634
Premier Financial Corp.	142,540	4,190,676
WSFS Financial Corp.	171,953	8,549,503

		20,853,813

		145,788,786

Industrials – 20.7%
Airlines – 1.2%
SkyWest, Inc.(a)	188,821	7,396,119

Building Products – 1.1%
Masonite International Corp.(a)	65,823	7,043,061

Commercial Services & Supplies – 1.7%
Herman Miller, Inc.	226,540	8,594,927
Viad Corp.(a)	54,270	2,296,164

		10,891,091

Construction & Engineering – 2.3%
Dycom Industries, Inc.(a)	91,490	8,552,485
Great Lakes Dredge & Dock Corp.(a)	396,959	5,867,054

		14,419,539

12 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Electrical Equipment – 0.8%
Regal Rexnord Corp.	32,760	$5,179,356

Machinery – 6.1%
Blue Bird Corp.(a)	369,370	7,476,049
Crane Co.	44,204	4,267,454
Manitowoc Co., Inc. (The)(a)	264,153	5,034,756
REV Group, Inc.	383,540	6,021,578
Shyft Group, Inc. (The)	212,098	10,310,084
Terex Corp.	137,190	5,814,112

		38,924,033

Professional Services – 1.4%
Korn Ferry	121,670	8,850,276

Road & Rail – 1.8%
ArcBest Corp.	107,620	11,093,470

Trading Companies & Distributors – 4.3%
Applied Industrial Technologies, Inc.	48,528	4,612,101
GATX Corp.	60,650	5,974,025
H&E Equipment Services, Inc.	125,494	5,283,297
Herc Holdings, Inc.	68,620	11,696,279

		27,565,702

		131,362,647

Consumer Discretionary – 15.9%
Auto Components – 3.0%
Dana, Inc.	286,626	6,162,459
Goodyear Tire & Rubber Co. (The)(a)	624,300	12,554,673

		18,717,132

Diversified Consumer Services – 1.3%
Houghton Mifflin Harcourt Co.(a)	538,685	8,381,939

Hotels, Restaurants & Leisure – 4.9%
Dine Brands Global, Inc.(a)	86,490	6,211,712
Hilton Grand Vacations, Inc.(a)	119,490	5,675,775
Papa John’s International, Inc.	68,811	8,389,437
Ruth’s Hospitality Group, Inc.(a)	325,919	5,540,623
Scientific Games Corp./DE – Class A(a)	80,010	5,114,239

		30,931,786

Household Durables – 2.9%
KB Home	218,860	8,752,211
Taylor Morrison Home Corp. – Class A(a)	312,498	9,706,188

		18,458,399

Leisure Products – 0.5%
Malibu Boats, Inc.(a)	44,787	3,111,353

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialty Retail – 2.2%
Genesco, Inc.(a)	103,860	$6,563,952
Sally Beauty Holdings, Inc.(a)	363,290	7,116,851

		13,680,803

Textiles, Apparel & Luxury Goods – 1.1%
Kontoor Brands, Inc.(b)	135,000	7,279,200

		100,560,612

Real Estate – 9.0%
Equity Real Estate Investment Trusts (REITs) – 9.0%
Armada Hoffler Properties, Inc.	208,578	2,909,663
Broadstone Net Lease, Inc.	212,240	5,306,000
Cousins Properties, Inc.	155,483	5,871,038
Independence Realty Trust, Inc.	473,089	11,590,681
National Storage Affiliates Trust	113,830	6,986,885
NETSTREIT Corp.	245,160	5,231,714
Physicians Realty Trust	527,156	9,399,192
STAG Industrial, Inc.	227,305	9,905,952

		57,201,125

Materials – 7.3%
Chemicals – 5.0%
AdvanSix, Inc.	141,840	6,423,934
GCP Applied Technologies, Inc.(a)	162,056	3,782,387
HB Fuller Co.	107,840	7,889,574
Innospec, Inc.	46,830	3,802,596
Orion Engineered Carbons SA(a)	344,014	6,037,446
Trinseo PLC	74,974	3,541,022

		31,476,959

Metals & Mining – 2.3%
Carpenter Technology Corp.	208,525	5,730,267
Commercial Metals Co.	152,640	4,716,576
Schnitzer Steel Industries, Inc. – Class A	85,280	4,101,968

		14,548,811

		46,025,770

Information Technology – 6.7%
Communications Equipment – 0.6%
Casa Systems, Inc.(a)	785,073	3,917,514

Electronic Equipment, Instruments & Components – 1.2%
Belden, Inc.	124,652	7,687,289

IT Services – 0.8%
Unisys Corp.(a)	269,027	4,885,530

14 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 1.7%
Kulicke & Soffa Industries, Inc.	97,220	$5,605,705
MagnaChip Semiconductor Corp.(a)(b)	300,668	5,436,078

		11,041,783

Software – 2.4%
A10 Networks, Inc.	618,010	9,529,714
CommVault Systems, Inc.(a)	90,792	5,709,001

		15,238,715

		42,770,831

Health Care – 5.1%
Health Care Equipment & Supplies – 1.2%
Integra LifeSciences Holdings Corp.(a)	126,500	8,089,675

Health Care Providers & Services – 2.7%
Acadia Healthcare Co., Inc.(a)	133,410	7,493,640
MEDNAX, Inc.(a)	389,434	9,564,499

		17,058,139

Health Care Technology – 1.2%
Change Healthcare, Inc.(a)	368,030	7,463,648

		32,611,462

Energy – 3.3%
Energy Equipment & Services – 1.7%
Cactus, Inc. – Class A	263,200	9,606,800
Dril-Quip, Inc.(a)	53,800	1,028,118

		10,634,918

Oil, Gas & Consumable Fuels – 1.6%
Coterra Energy, Inc.	198,502	3,985,920
HollyFrontier Corp.	194,720	6,293,350

		10,279,270

		20,914,188

Consumer Staples – 2.8%
Food Products – 2.8%
Hain Celestial Group, Inc. (The)(a)(b)	218,914	8,631,779
Nomad Foods Ltd.(a)	367,639	8,782,896

		17,414,675

Communication Services – 2.5%
Entertainment – 1.2%
IMAX Corp.(a)	462,250	7,622,503

Media – 1.3%
Criteo SA (Sponsored ADR)(a)	226,947	8,524,129

		16,146,632

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Utilities – 2.3%
Electric Utilities – 1.4%
IDACORP, Inc.	85,460	$8,940,825

Gas Utilities – 0.9%
Southwest Gas Holdings, Inc.	85,634	5,635,574

		14,576,399

Total Common Stocks (cost $520,273,164)		625,373,127

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $10,744,031)	10,744,031	10,744,031

Total Investments Before Security Lending Collateral for Securities Loaned – 100.3% (cost $531,017,195)		636,117,158

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $38)	38	38

Total Investments – 100.3% (cost $531,017,233)		636,117,196
Other assets less liabilities – (0.3)%		(2,000,457)

Net Assets – 100.0%		$634,116,739

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Affiliated investments.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

16 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $520,273,164)	$625,373,127	(a)
Affiliated issuers (cost $10,744,069—including investment of cash collateral for securities loaned of $38)	10,744,069
Receivable for capital stock sold	1,334,697
Receivable for investment securities sold	956,890
Unaffiliated dividends receivable	437,917
Affiliated dividends receivable	131

Total assets	638,846,831

Liabilities
Payable for investment securities purchased	3,544,750
Payable for capital stock redeemed	454,391
Advisory fee payable	446,506
Distribution fee payable	39,672
Administrative fee payable	38,917
Transfer Agent fee payable	13,721
Directors’ fees payable	6,385
Payable for collateral received on securities loaned	38
Accrued expenses	185,712

Total liabilities	4,730,092

Net Assets	$634,116,739

Composition of Net Assets
Capital stock, at par	$3,840
Additional paid-in capital	484,502,497
Distributable earnings	149,610,402

Net Assets	$634,116,739

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$177,607,036	10,850,152	$16.37	*

C	$477,025	30,600	$15.59

Advisor	$456,032,678	27,522,187	$16.57

(a)	Includes securities on loan with a value of $1,744,593 (see Note E).

*	The maximum offering price per share for Class A shares was $17.10 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 17

STATEMENT OF OPERATIONS

Year Ended November 30, 2021

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $6,819)	$7,475,901
Affiliated issuers	1,249
Securities lending income	16,414	$7,493,564

Expenses
Advisory fee (see Note B)	4,604,503
Distribution fee—Class A	429,120
Distribution fee—Class C	6,685
Transfer agency—Class A	73,115
Transfer agency—Class C	307
Transfer agency—Advisor Class	177,349
Custody and accounting	110,890
Administrative	91,353
Registration fees	75,963
Audit and tax	57,610
Legal	37,751
Directors’ fees	25,737
Printing	15,558
Miscellaneous	16,803

Total expenses	5,722,744
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(5,713)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(107)

Net expenses		5,716,924

Net investment income		1,776,640

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		74,346,666
Net change in unrealized appreciation/depreciation of investments		81,278,604

Net gain on investment transactions		155,625,270

Contributions from Affiliates (see Note B)		131

Net Increase in Net Assets from Operations		$157,402,041

See notes to financial statements.

18 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2021		Year Ended November 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,776,640		$1,805,747
Net realized gain (loss) on investment transactions	74,346,666		(26,963,447)
Net change in unrealized appreciation/depreciation of investments	81,278,604		19,981,813
Contributions from Affiliates (see Note B)	131		– 0	–

Net increase (decrease) in net assets from operations	157,402,041		(5,175,887)
Distributions to Shareholders
Class A	(473,503)		(4,376,367)
Class C	– 0	–	(7,131)
Advisor Class	(1,526,842)		(6,263,355)
Capital Stock Transactions
Net increase	96,528,290		20,041,007

Total increase	251,929,986		4,218,267
Net Assets
Beginning of period	382,186,753		377,968,486

End of period	$634,116,739		$382,186,753

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 19

NOTES TO FINANCIAL STATEMENTS

November 30, 2021

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Small Cap Value Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

20 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such

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NOTES TO FINANCIAL STATEMENTS (continued)

as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2021:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$625,373,127		$	– 0	–	$	– 0	–	$625,373,127
Short-Term Investments	10,744,031			– 0	–		– 0	–	10,744,031
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	38			– 0	–		– 0	–	38

Total Investments in Securities	636,117,196			– 0	–		– 0	–	636,117,196
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$636,117,196		$	– 0	–	$	– 0	–	$636,117,196

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated

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NOTES TO FINANCIAL STATEMENTS (continued)

assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .80% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs) on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, and 1.00% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the year ended November 30, 2021, there were no such reimbursements. The Expense Caps may not be terminated by the Adviser before February 28, 2022.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2021, the reimbursement for such services amounted to $91,353.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $75,448 for the year ended November 30, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $452 from the sale of Class A shares and received $0 and $1,042 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual

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NOTES TO FINANCIAL STATEMENTS (continued)

advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2021, such waiver amounted to $5,658.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2021 is as follows:

Fund	Market Value 11/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/21 (000)		Dividend Income (000)
Government Money Market Portfolio	$7,796	$164,151	$161,203	$10,744		$1
Government Money Market Portfolio*	1,453	10,242	11,695	0	**	0	**

Total				$10,744		$1

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the year ended November 30, 2021, the Adviser reimbursed the Fund $131 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. As of November 1, 2021, with respect to Class C shares, payments to the Distributor are voluntarily being limited to .75% of the average daily net assets attributable to Class C shares. For the year ended November 30, 2021, such waiver amounted to $107. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance

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NOTES TO FINANCIAL STATEMENTS (continued)

and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $-0- for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$374,197,104		$276,393,569
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$532,120,671

Gross unrealized appreciation	$120,163,488
Gross unrealized depreciation	(16,166,963)

Net unrealized appreciation	$103,996,525

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2021.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund

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NOTES TO FINANCIAL STATEMENTS (continued)

may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market

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NOTES TO FINANCIAL STATEMENTS (continued)

Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$1,744,593	$38	$1,876,424	$16,303	$111	$55

*	As of November 30, 2021.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2021	Year Ended November 30, 2020

Class A
Shares sold	1,576,338	2,737,831	$24,936,636	$24,294,434

Shares issued in reinvestment of dividends and distributions	37,041	352,586	464,862	4,280,393

Shares redeemed	(1,626,498)	(5,410,998)	(25,274,546)	(52,899,714)

Net increase (decrease)	(13,119)	(2,320,581)	$126,952	$(24,324,887)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended November 30, 2021		Year Ended November 30, 2020	Year Ended November 30, 2021		Year Ended November 30, 2020

Class C
Shares sold	48,083		7,825	$718,030		$69,019

Shares issued in reinvestment of distributions	– 0	–	454	– 0	–	5,302

Shares redeemed	(42,998)		(6,049)	(678,394)		(58,445)

Net increase	5,085		2,230	$39,636		$15,876

Advisor Class
Shares sold	10,774,321		10,052,164	$171,284,372		$95,587,577

Shares issued in reinvestment of dividends and distributions	74,467		452,381	943,501		5,541,673

Shares redeemed	(4,728,066)		(6,180,228)	(75,866,171)		(56,779,232)

Net increase	6,120,722		4,324,317	$96,361,702		$44,350,018

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Capitalization Risk—Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR,

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NOTES TO FINANCIAL STATEMENTS (continued)

announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2021 and November 30, 2020 were as follows:

	2021		2020
Distributions paid from:
Ordinary income	$2,000,345		$6,301,788
Net long-term capital gains	– 0	–	4,345,065

Total taxable distributions paid	$2,000,345		$10,646,853

As of November 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$40,445,267
Undistributed capital gains	5,168,610	(a)
Unrealized appreciation/(depreciation)	103,996,525	(b)

Total accumulated earnings/(deficit)	$149,610,402

(a)	During the fiscal year, the Fund utilized $28,272,161 of capital loss carry forwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2021, the Fund did not have any capital loss carryforwards.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.74	$ 12.40	$ 12.59	$ 14.01	$ 12.65

Income From Investment Operations

Net investment income (loss)(a)(b)	.02	.04	.03	(.01)	(.02)

Net realized and unrealized gain (loss) on investment transactions	4.65	(.37)	.43	(.65)	1.45

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	4.67	(.33)	.46	(.66)	1.43

Less: Dividends and Distributions

Dividends from net investment income	(.04)	(.02)	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(.31)	(.65)	(.76)	(.07)

Total dividends and distributions	(.04)	(.33)	(.65)	(.76)	(.07)

Net asset value, end of period	$ 16.37	$ 11.74	$ 12.40	$ 12.59	$ 14.01

Total Return

Total investment return based on net asset value(d)	39.92%	(2.71)%	4.22%	(4.97)%	11.35%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$177,607	$127,581	$163,493	$179,874	$197,908

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.17%	1.20%	1.20%	1.24%	1.24%

Expenses, before waivers/reimbursements(e)‡	1.17%	1.21%	1.20%	1.25%	1.25%

Net investment income (loss)(b)	.13%	.40%	.24%	(.07)%	(.18)%

Portfolio turnover rate	50%	48%	40%	42%	36%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.23	$ 11.93	$ 12.23	$ 13.72	$ 12.48

Income From Investment Operations

Net investment loss(a)(b)	(.10)	(.04)	(.06)	(.11)	(.12)

Net realized and unrealized gain (loss) on investment transactions	4.46	(.35)	.41	(.62)	1.43

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	4.36	(.39)	.35	(.73)	1.31

Less: Distributions

Distributions from net realized gain on investment transactions	– 0	–	(.31)	(.65)	(.76)	(.07)

Net asset value, end of period	$ 15.59	$ 11.23	$ 11.93	$ 12.23	$ 13.72

Total Return

Total investment return based on net asset value(d)	38.82%	(3.41)%	3.40%	(5.62)%	10.53%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$477	$287	$278	$153	$41

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.90%	1.97%	1.97%	1.99%	1.99%

Expenses, before waivers/reimbursements(e)‡	1.92%	1.97%	1.97%	2.00%	2.07%

Net investment loss(b)	(.65)%	(.37)%	(.54)%	(.82)%	(.94)%

Portfolio turnover rate	50%	48%	40%	42%	36%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 37.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.88	$ 12.54	$ 12.73	$ 14.12	$ 12.71

Income From Investment Operations

Net investment income(a)(b)	.06	.07	.06	.03	.01

Net realized and unrealized gain (loss) on investment transactions	4.70	(.36)	.43	(.66)	1.47

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	4.76	(.29)	.49	(.63)	1.48

Less: Dividends and Distributions

Dividends from net investment income	(.07)	(.06)	(.03)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(.31)	(.65)	(.76)	(.07)

Total dividends and distributions	(.07)	(.37)	(.68)	(.76)	(.07)

Net asset value, end of period	$ 16.57	$ 11.88	$ 12.54	$ 12.73	$ 14.12

Total Return

Total investment return based on net asset value(d)	40.26%	(2.42)%	4.41%	(4.70)%	11.69%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$456,033	$254,319	$214,197	$144,136	$73,679

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.92%	.96%	.95%	.99%	.99%

Expenses, before waivers/reimbursements(e)‡	.92%	.96%	.96%	1.00%	1.00%

Net investment income(b)	.38%	.67%	.48%	.20%	.07%

Portfolio turnover rate	50%	48%	40%	42%	36%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018 and November 30, 2017, such waiver amounted to .01% and .01%, respectively.

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 37

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Small Cap Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Small Cap Value Portfolio (the “Fund”) (one of the funds constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of November 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Cap Fund, Inc.) at November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2022

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 39

2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2021. For individual shareholders, the Fund designates 82.44% of dividends paid as qualified dividend income. For corporate shareholders, 82.39% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol J. McMullen(1) Garry L. Moody(1)

OFFICERS

James W. MacGregor(2), Vice President Erik A. Turenchalk(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi- conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi- conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 45

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 47

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested director” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

James W. MacGregor 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Head – US Value Equities since 2019; Chief Investment Officer of US Small and Mid-Cap Value Equities.

Erik A. Turenchalk 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 49

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Value Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it

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has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s prior Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to,

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 53

benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the

54 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 55

expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

56 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 57

NOTES

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NOTES

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 59

NOTES

60 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

AB SMALL CAP VALUE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SCV-0151-1121

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB All Market Income	2020	$84,412	$—	$33,141
	2021	$84,412	$—	$37,465
AB Small Cap Value	2020	$31,404	$—	$22,912
	2021	$31,404	$—	$15,239
AB All China Equity	2020	$33,975	$—	$19,956
	2021	$33,975	$—	$11,824

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees
AB All Market Income	2020	$917,084	$33,141
			$—
			$(33,141)
	2021	$964,705	$37,465
			$—
			$(37,465)
AB Small Cap Value	2020	$906,855	$22,912
			$—
			$(22,912)
	2021	$942,479	$15,239
			$—
			$(15,239)
AB All China Equity	2020	$903,899	$19,956
			$—
			$(19,956)
	2021	$939,064	$11,824
			$—
			$(11,824)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):AB Cap Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: January 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: January 28, 2022

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: January 28, 2022